SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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[_] Preliminary Proxy Statement	[_] Confidential, For Use of the Commission Only

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[_] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

INDEX OIL AND GAS INC.
___________________________________________________________________________________________________
(Name of Registrant as Specified In Its Charter)
___________________________________________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Stockholder,

You are invited to attend the Annual General Meeting of the stockholders of Index Oil and Gas Inc. (the “Company”), which will be held at 10:00 a.m. on the 9th of December 2008 in Houston, Texas. In the event you cannot attend the meeting, it is very important that you vote on the matters being presented as they are necessary for the Company’s continued growth and to meet Nevada State and SEC regulatory requirements.

The enclosed Proxy Statement outlines the proposals recommended and approved by the Board of Directors of the Company, which require stockholder approval. Your vote will become effective by execution and mailing of the Proxy Card or by attending the Annual General Meeting at the time and location set forth in the Proxy Statement and voting on the proposals in person. The Proxy Card should be mailed using the enclosed self addressed envelope for the attention of:

Index Oil and Gas Inc.
c/o Continental Stock Transfer & Trust Company
17 Battery Place, 8th Floor
New York, NY 10004 USA

Alternatively, you can vote by telephone or via the internet. Instructions for these voting methods are included on the Proxy Card or in the Proxy Statement.

A summary of the proposals is as follows:

Proposal (1) to elect four (4) Directors of the Company.

Proposal (2) to ratify the appointment of RBSM LLP as auditors of the Company for the fiscal year endingMarch 31, 2009.

Proposal (3) to approve the adoption of the 2008 Stock Incentive Plan.

I would be happy to speak with you if you have any questions or need any additional information regarding these proposed resolutions. Please contact me at your convenience by telephone at +44 1883 346 942, or +44 7860 104 136.

Index Oil and Gas greatly appreciates your past and continuing support. The Company has been working hard to build value for stockholders during very challenging market conditions, and we look forward to continuing our efforts and announcing our progress over the coming months.

Sincerely,

/s/ Daniel L Murphy
Daniel L Murphy
Chairman
October 25, 2008

INDEX OIL AND GAS INC.
10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Tel) (713) 683-0800

TO THE STOCKHOLDERS OF INDEX OIL AND GAS INC.

NOTICE IS HEREBY GIVEN that the Annual General Meeting of Stockholders (the "Meeting") of Index Oil and Gas Inc., a Nevada corporation (the "Company" or "Index"), will be held on December 9, 2008 at 10:00 a.m. Central Standard Time at Houston Marriot (West Loop by the Galleria), 1750 West Loop South, Houston, Texas 77027, for the following purposes:

1.	To elect four (4) directors of the Company;

2.	To ratify the appointment of RBSM LLP (“RBSM”) as our independent auditors for the fiscal year ending March 31, 2009;

3.	To adopt the 2008 Stock Incentive Plan; and

4.	To transact such other business as may properly come before the Meeting and any adjournment or postponement thereof.

Only stockholders who own shares of our common stock at the close of business on October 21, 2008 are entitled to notice of and to vote at the Annual General Meeting. You may vote your shares by:

·	marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope; or
·	exercising your vote via the dedicated internet website; or
·	exercising your vote by telephone via a dedicated telephone number.

You may also vote in person at the Annual General Meeting, even if you use the options listed above.

We have enclosed with this Notice of Annual General Meeting, a proxy statement and a form of Proxy Card.

Whether or not you expect to attend the meeting in person, please submit a proxy as soon as possible. You may withdraw your proxy and vote in person if you choose to attend in person.

By Order of the Board of Directors

/s/ Lyndon West
Lyndon West
Houston Texas	President & Chief Executive Officer
October 25, 2008

 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR
THE 2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON DECEMBER 9, 2008.

Index’s Proxy Statement for the 2008 Annual General Meeting of Stockholders, the Annual Report on Form 10-K, as amended, for the year ended March 31, 2008, and the Quarterly Report on Form 10-Q for the quarter ended June 30, 2008 are also available at http://www.indexoil.com under the tab labeled “Investor Relations – Filings”.

INDEX OIL AND GAS INC.
10000 Memorial Drive, Suite 440
Houston, Texas 77024
(Tel) (713) 683-0800

PROXY STATEMENT FOR 2008 ANNUAL GENERAL MEETING OF STOCKHOLDERS

The board of directors is soliciting proxies to be used at our December 9, 2008 Annual General Meeting of stockholders. Please read and carefully consider the information presented in this proxy statement and vote by completing, dating, signing and returning the enclosed proxy in the enclosed postage-paid envelope or by voting in accordance with the instructions on your Proxy Card.

This proxy statement and the form of Proxy Card will be mailed to all stockholders on or about October 26, 2008.

INFORMATION ABOUT THE ANNUAL GENERAL MEETING

WHEN IS THE ANNUAL GENERAL MEETING?

December 9, 2008, 10:00 a.m. Central Standard Time

WHERE WILL THE ANNUAL GENERAL MEETING BE HELD?

The meeting will be held at Houston Marriot (West Loop by the Galleria); 1750 West Loop South, Houston, Texas 77027.

WHAT ITEMS WILL BE VOTED UPON AT THE ANNUAL GENERAL MEETING?

You will be voting on the following matters:

1.	ELECTION OF FOUR (4) DIRECTORS OF THE COMPANY.

2.	RATIFICATION OF AUDITORS. To ratify the appointment of RBSM LLP (“RBSM”) as independent auditors of the Company for the fiscal year ending March 31, 2009;

3.	ADOPTION OF 2008 STOCK INCENTIVE PLAN. To consider adopting the 2008 Stock Incentive Plan; and

4.	OTHER BUSINESS. To transact such other business as may properly come before the Annual General Meeting or any adjournment of the Annual General Meeting.

WHO CAN VOTE?

Only holders of record of our common stock at the close of business on October 21, 2008 (the “Record Date”) will be entitled to notice of and to vote at the Annual General Meeting and any adjournments of the Annual General Meeting. You are entitled to one vote for each share of common stock held on that date. On October 21, 2008, there were 71,510,889 shares of our common stock outstanding and entitled to vote at the stockholders meeting.

YOUR BOARD OF DIRECTORS HAS APPROVED EACH OF THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES FOR DIRECTORS OF THE COMPANY, THE RATIFICATION OF THE APPOINTMENT OF RBSM AS AUDITORS, AND THE ADOPTION OF THE 2008 STOCK INCENTIVE PLAN.

HOW DO I VOTE BY PROXY?

You may vote your shares by mail by marking, signing and dating the enclosed proxy card as promptly as possible and returning it in the enclosed postage-paid envelope. Proxies should not be sent by the stockholder to the Company, but to Index Oil and Gas Inc. c/o Continental Stock Transfer & Trust Company, Proxy Department, 17 Battery Place, New York, NY 10004 USA. A pre-addressed, postage-paid envelope is provided for this purpose. You may also vote your shares via the dedicated internet website or by telephone via a dedicated telephone number in accordance with the instructions set forth on your Proxy Card.

For each item of business, you may vote “FOR” or “AGAINST" or you may “WITHHOLD” or “ABSTAIN” from voting.

If you return your signed proxy card but do not specify how you want to vote your shares, we will vote them:

·    “FOR” the election of the nominees for directors to the board of the company

·    “FOR” the ratification of the appointment of RBSM LLP as our independent auditors; and

·    “FOR” the adoption of the 2008 Stock Incentive Plan.

If any matters other than those set forth above are properly brought before the Annual General Meeting, the individuals named in your proxy card may vote your shares in accordance with their best judgment.

HOW DO I CHANGE OR REVOKE MY PROXY?

You can change or revoke your proxy at any time before it is voted at the Annual General Meeting by:

1. Submitting another proxy by mail with a more recent date than that of the proxy first given;

2. Sending written notice of revocation to Index Oil and Gas Inc. c/o Continental Stock Transfer & Trust Company, Proxy Department, 17 Battery Place, New York, NY 10004 USA; or

3. Attending the Annual General Meeting and voting in person. If your shares are held in the name of a bank, broker or other holder of record, you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the meeting. Contact your bank, broker or other holder of record well in advance of the meeting for specific information on how to obtain a legal proxy or to attend and vote your shares at the meeting.

WHAT CONSTITUTES A "QUORUM" FOR THE ANNUAL GENERAL MEETING?

A majority of the outstanding shares of the Company’s common stock entitled to vote at the Annual General Meeting present or represented by proxy, constitutes a quorum. A quorum is necessary to conduct business at the Annual General Meeting. You will be considered part of the quorum if you have voted by proxy. Abstentions, broker non-votes and votes withheld from director nominees count as "shares present" at the Annual General Meeting for purposes of determining a quorum. However, abstentions and broker non-votes do not count in the voting results. See below under “How Many Votes Are Required?” for a discussion of broker non-votes. If a quorum is not present, in person or by proxy, the majority of the votes present may vote to adjourn the meeting to a later date at which a quorum is present.

HOW MANY VOTES ARE REQUIRED?

·    An affirmative vote of a plurality of the votes cast is required for the election of nominees for directors at the Annual General Meeting, provided that a quorum is present, in person or by proxy, at the Annual General Meeting.

·    The ratification of the directors’ appointment of RBSM LLP as the Company's independent auditors will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Annual General Meeting.

·    The adoption of the 2008 Stock Incentive Plan will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Annual General Meeting.

The record date with respect to this solicitation is October 21, 2008. All holders of record of our common stock as of the close of business on October 21, 2008 are entitled to vote at the meeting and any adjournment or postponement thereof. As of October 21, 2008, we had 71,510,889 shares of common stock outstanding. Each share of common stock is entitled to one vote. Our stockholders do not have cumulative voting rights.

With the election of directors by a plurality, the director nominee with the most affirmative votes for a particular slot is elected for that slot. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another candidate receiving a larger number of votes in person and represented by proxy at the meeting.

Our bylaws provide that, on all other matters, except to the extent otherwise required by our certificate of incorporation, our bylaws or applicable law, the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and voting on the matter is required for approval. Therefore, the ratification of the appointment of RBSM as our independent auditor and the approval of the 2008 Stock Incentive Plan require the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the meeting and voting on the matter. Accordingly, assuming there is a quorum present and that the total votes cast at the annual meeting or our stockholders represent more than 50% of all our common stock entitled to vote at the meeting, the failure of an Index stockholder to vote will have no effect in determining whether this proposal is approved.

If you hold shares beneficially in street name and do not provide your broker with voting instructions, your shares may constitute “broker non-votes.” Generally, broker non-votes occur on a matter when a broker is not permitted to vote on that matter without instructions from the beneficial owner and instructions are not given. Brokers that have not received voting instructions from their clients cannot vote on their clients’ behalf on “non-routine” proposals, although they may vote their clients’ shares on “routine proposals” such as the election of directors and the ratification of the appointment of independent auditors. In tabulating the voting result for any particular proposal, shares that constitute broker non-votes are not considered voting on that proposal. Thus, broker non-votes will not affect the outcome of any matter being voted on at the meeting, assuming that a quorum is obtained, except to the extent of reducing the number of “for” votes for any proposal. Abstentions are counted as “shares present” at the meeting for purposes of determining the presence of a quorum and with respect to any matters being voted upon at the meeting. Accordingly, abstentions will have no effect on the outcome of the election of directors, assuming the presence of a quorum, but, with respect to any other proposal, including the ratification of the appointment of RBSM and the adoption of the 2008 Stock Incentive Plan, will operate to prevent the approval of such proposal to the same extent as a vote against such proposal. Proxies received but marked as abstentions and broker non-votes will be counted for quorum purposes.

WHO PAYS FOR THE SOLICITATION OF PROXIES?

We will pay the cost of preparing, printing and mailing material in connection with this solicitation of proxies. We will, upon request, reimburse brokerage firms, banks and others for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of stock or otherwise in connection with this solicitation of proxies. Proxies may be solicited by officers, directors and employees personally, by mail or be telephone, facsimile transmissions or other electronic means.

WHEN ARE STOCKHOLDER PROPOSALS FOR THE 2009 ANNUAL GENERAL MEETING DUE?

Any proposal by a shareholder intended to be presented at the annual meeting of shareholders must be received at our offices a reasonable amount of time prior to the date on which the information or proxy statement for that meeting is mailed to shareholders in order to be included in the information or proxy statement relating to that meeting. See “Submission of Stockholder Proposals for our 2009 Annual General Meeting of Shareholders” on page 26 for more information.

STOCKHOLDER DIRECT COMMUNICATION WITH THE BOARD

In the event a stockholder wishes to have direct communication with the Board, the stockholder is encouraged to call or email the Chairman at +44 7860 104 136 or dan.murphy@indexoil.com.

PROPOSALS FOR CONSIDERATION AT THE ANNUAL GENERAL MEETING OF STOCKHOLDERS

PROPOSAL 1: TO ELECT THE NOMINEES FOR DIRECTORS TO THE COMPANY’S BOARD

 (ITEM 1 ON THE PROXY CARD: ELECTION OF DIRECTORS)

Our bylaws specify that we shall not have less than one (1) nor more than nine (9) directors, and each director holds office until the annual general meeting of stockholders at which such director class is up for re-election and until the director’s successor is duly elected and qualified, or until such director’s earlier death, resignation or removal. As of the date of this proxy statement, our board of directors consists of four (4) directors, one (1) of whom has been determined to be an independent director in accordance with the corporate governance rules of the American Stock Exchange (“AMEX”), which Index uses as a guideline and which are followed even though Index currently is not a listed company on AMEX.  As discussed more fully under “Our Board of Directors and Its Committees” starting on page 6, all of our current directors have been nominated for reelection at the 2008 annual general meeting of our stockholders.

If any nominee should for any reason become unable to serve prior to the date of the annual general meeting in lieu of our annual meeting, the shares represented by all valid proxies will be voted for the election of such other person as the Board may designate as a replacement following recommendation by our Board, acting as a nominating and corporate governance committee, or the Board may reduce the number of directors to eliminate the vacancy.

Directors are elected by a plurality vote of the shares present at the annual general meeting, meaning that the director nominee with the most affirmative votes for a particular slot is elected for that slot. Any shares not voted (whether by withholding the vote, broker non-vote or otherwise) have no impact in the election of directors, except to the extent the failure to vote for an individual results in another candidate receiving a larger number of votes in person and represented by proxy at the annual general meeting. If you sign your Proxy Card, but do not give instructions with respect to the voting of directors, your shares will be voted for all of the nominees for the Board of Directors.

Additional information regarding all of our directors can be found under “Our Board of Directors and Its Committees” starting on page 6 of this proxy statement, under “Director Compensation” starting on page 11 and under “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” starting on page 13.

THE BOARD OF DIRECTORS UNANIMOUSLY PROPOSES AND RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE NOMINEES FOR THE
BOARD OF DIRECTORS.

Our Board of Directors and Its Committees

Our bylaws specify that the Company shall not have less than one (1), nor more than nine (9) directors. The Board currently has four (4) directors whose details are below. During fiscal year 2008, the Index Board of Directors met four (4) times. Attendance by all board members at the Board meetings was greater than 75% during fiscal year ending March 31, 2008.

A plan has been presented to the Board, which the Board has approved, to develop the Board to be a majority of independent directors. The Board is considering the time-table that the plan will be implemented over depending on several factors such as the rate of Company growth and the timing of our plan to seek listing of our common stock on a stock exchange.

There is currently one active committee to the Board; however additional committees are planned in the future when the Company’s size and complexity and the need to meet stock exchange and regulatory requirements dictate. The Board of Directors has agreed the principle of establishing a minimum of four (4) committees, when the size, complexity, regulatory and exchange requirements dictate it, to consider and make recommendations to the Board of Directors on various areas of decision-making and control. The Company plans to evolve the Board committee structure to:

	Committee	Current Status	Chairman	Member
1.	Remuneration	Active	Daniel Murphy	David Jenkins

2.	Audit	Planned (Priority 1)	To be Determined

3.	Nominating	Planned (Priority 2)	To be Determined

4.	Risk Management	Planned (Priority 3)	To be Determined

Remuneration Committee

The Company’s Remuneration Committee, which operates under Board approved Terms of Reference, acts as the Company’s compensation committee. These terms require the Committee to be ideally comprised of three (3) independent directors but at a minimum; one Executive Director and one Independent Director or two (2) Independent Directors or 2/3rds of the appointed members, whichever is the greater number. In the event of a two (2) member quorum, a voting majority will only be achieved by a unanimous vote. A minimum of four (4) meetings per annum are held. Ad hoc meetings can also be called, as required, at the request of the Chairman of the Company, a Committee member or the Company’s Chief Executive. These coincide with annual review of Remuneration Policy, bonus program, salary review, new stock option programs recommendations/requests and executive performance reviews. Refer to Appendix A for a copy of the Remuneration Committee’s Terms of Reference. The committee independently met three (3) times so far in this calendar year and has also had ad hoc meetings to coincide with certain Board Meetings. All members were in attendance for all of the meetings.

Audit Committee

The Company does not have an audit committee. The full Board of Directors acts as the audit committee for all purposes relating to communications with the auditors and responsibility for oversight of the audit. Because the financial statements of the Company are not overly complex, the Board of Directors currently does not require a separate audit committee. The Board has not adopted any written charter governing its activity as the de facto audit committee. The Board of Directors does not currently contain an independent financial expert. Andrew Boetius, our Chief Financial Officer, although not independent, acts as the Board’s financial expert.

Nominating Committee

The Company has prepared and sent to the Board of Directors for review and approval at its next meeting a Nominating Committee Policy and Procedure for use in the selection and appointment of new directors. Although there currently is not an established Nominating Committee, the Board of Directors has agreed to carry out any future Independent Director selection and appointment in general accordance with the draft or Approved Policy and Procedures that is in place at the time.  When appointing new Directors, Index looks for individuals who are leaders in their field and who have a commitment to excellence. Several of the Company’s current Directors have spent their working lives in the oil and gas industry, and this experience is invaluable to Index. Index also looks for Directors who have exceptional qualifications or experience in other relevant areas with a view to ensuring that the Board consists of the best available talent in as many relevant areas as possible.

Risk Management Committee

The Company exists to provide value for its stockholders but recognizes that management is to determine how much uncertainty to accept as it strives to grow stockholder value. It will be the responsibility of the Risk Management Committee to monitor and advise the Board on matters that relate to the risks inherent to the oil and gas business as well as securities markets and related global economic matters. The purpose of the committee is to guide the Board and management so that value is maximized by management through the setting of strategy and objectives which strike an optimal balance between growth and return, goals and related risks. The committee will focus on the business risks associated with the Company’s finance, investment, operations, regulatory compliance and commercial transactions to ensure that action is taken by the Company to mitigate those risks to the best of its ability.

Executive Officers and Directors

Name	Age	Position(s)	Director or Officer Since

Lyndon West (1)	49	Director, President and Chief Executive Officer	January 2006

Andrew Boetius (1)	45	Director, Treasurer and Chief Financial Officer (Principal Accounting Officer and Principal Financial Officer)	January 2006

Daniel Murphy (1)	65	Chairman of the Board of Directors and Director Chairman of the Remuneration Committee	January 2006

David Jenkins (1)	58	Director, Remuneration Committee Member	January 2006

Ronald Bain (2)	62	Chief Operating Officer	July 2008

(1)	Each of these respective directors and officers of the Company was appointed to his position effective as of January 20, 2006.
(2)
Ron Bain was initially appointed as Senior Vice President of Exploration and Production on February 1, 2008 and was appointed to his current position as Chief Operating Officer effective as of July 1, 2008.

Background of Executive Officers and Directors

The following sets forth biographical information about our executive officers and directors as provided to us by each respective individual:

Mr. Lyndon West, who founded Index Oil & Gas Limited (“Index Ltd”) in February of 2003, has been the Managing director of Index Ltd since February 2003 and the Chief Executive Officer (“CEO”) of the Company since January 20, 2006 and President since August 12, 2008. Mr. West has 25 years experience in the oil and natural gas Industry. Prior to the foundation of Index Ltd, Mr. West was New Venture Services Practice Director and previously CEO of the International Division of IHS Energy where he was responsible for the development of business relationships worldwide. Mr. West joined IHS Energy from IEDS Limited, a venture capital backed company he co-founded and managed from start-up through to the eventual acquisition by IHS Energy in 1998.

Mr. Andrew Boetius, a founding director of Index Ltd, has been the Finance Director of Index Ltd since February 2003 and the Chief Financial Officer (“CFO”) and a Director of the Company since January 20, 2006 and Treasurer since August 12, 2008. Mr. Boetius, a qualified UK Chartered Management Accountant, has spent the majority of his career in the exploration, production, and energy sectors. He held a number of roles during a 14 year career with Amerada Hess Corporation, both in its upstream and downstream businesses. In his last role Mr. Boetius held the role of Finance Director for its United Kingdom (“UK”) energy marketing and trading business, and was a member of the management team that successfully sold this division to the TXU group. Prior to joining Index he performed an interim management role for Fortum Group, successfully achieving the divestment of their UK energy marketing business.

Mr. Daniel Murphy has been the Chairman of the Board of Directors (“Chairman”) and Secretary of the Company since January 20, 2006. Mr. Murphy joined Index in early 2005 and shortly afterward, was appointed Chairman of Index Ltd and then, Chairman of Index in January 2006.  Mr. Murphy has over 40 years of experience in energy sector industries. He has held management and executive positions (career roles have included Chairman, CEO, President, Company and Non-executive Director and Project Director) in major international operating and contracting companies such as Shell Oil, IIAPCO, Occidental Petroleum, Intrepid Energy (North Sea) Ltd, Santa Fe International, Brown & Root, Kvaerner H&G, and Aker Maritime (UK) Ltd. Mr. Murphy’s worldwide operational experience includes the Gulf of Mexico, South East Asia, Middle East, South America, North Africa, Poland and the North Sea. Until the sale of Intrepid Energy (North Sea) Ltd. in 2004, Mr. Murphy served as Engineering and Production Director for over seven years where he was instrumental in the development and delineation of the giant Buzzard field, a 500 million plus (recoverable) barrel oil find.

Mr. David Jenkins has been a founding Director of Index Ltd and the Company since January 20, 2006. Mr. Jenkins has 34 years experience in global hydrocarbon exploration. He joined Conoco in 1974 where he was instrumental in developing the integrated exploration process that resulted in Conoco being an industry leader in terms of commercial success rate and the number of significant discoveries of a size greater than 100 million barrels of oil equivalent.  In addition Mr. Jenkins was responsible for the analysis and opinion that led to major discoveries in the Gulf of Paria (Venezuela) and the Cuu Long basin in Vietnam. Projects for ConocoPhillips included the evaluation and ranking of over 50 basins and 100+ plays to develop a high-grade, focused exploration program. Mr. Jenkins left ConocoPhillips in 2002 and stared his own consultancy company, Exploration Performance LLC, and provided technical advice to many large E&P companies and to Index Ltd from its inception. He joined the Board of Index Ltd in 2003. From 2005 to May 2008, Mr. Jenkins headed up the International New Ventures Group within Marathon Oil.

Dr. Ron Bain spent much of his 34 year career with Anadarko Petroleum Corporation. From 1983 to his retirement from Anadarko in 2001, Dr. Bain held numerous management positions in technology and exploration, both in the domestic United States and finally as Manager of International Exploration. Prior to joining Index, from January 2004 to December 2007, Dr. Bain was Corporate Exploration Advisor and Vice President of Geosciences of Houston-based Endeavour International Corporation, an independent energy company established to find and develop oil and gas reserves in the North Sea. Dr. Bain provided independent risk assessment of drilling opportunities and was responsible for characterizing exploration inventories. Dr. Bain is President of ConRon Consulting Inc., a consultancy he founded in 2002 specializing in strategic decision support and geotechnologies.

All current directors hold office until the next annual meeting of our stockholders and until their successors have been duly elected and qualified or until such director’s earlier death, resignation or removal. Our executive officers are elected by, and serve at the designation and appointment of the Board of Directors. Some of our directors and executive officers also serve in various capacities with our subsidiaries.

Family Relationships

There are no family relationships among any of our directors and executive officers.

Code of Ethics

On March 31, 2006, our Board of Directors adopted a formal Code of Ethics and Business Conduct that applies to its Chief Executive Officer and Chief Financial Officer, as well as to the directors, officers and employees of the Company. A copy of our Code of Ethics was filed as Exhibit 14.1 to its Annual Report filed with the SEC on Form 10-K for year ending March 31, 2008 and is available on our website at www.indexoil.com under “Investor Relations - Corporate Governance.”

Section 16(a) Beneficial Ownership Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers and persons who beneficially own more than ten percent of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of change in ownership of common stock and other equity securities of our Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, the following persons have failed to file, on a timely basis, the identified reports required by Section 16(a) of the Exchange Act for the fiscal year ending March 31, 2008:

Name and Relationship(1)	Number of Late Reports	Transactions Not Timely Reported	Known Failures to File a Required Form

Lyndon West	0	0	0
Andrew Boetius	0	0	0
Daniel Murphy	0	0	0
David Jenkins	0	0	0

(1) Ronald A. Bain became our Chief Operating Officer on July, 1 2008 and began filing Section 16 reports from that date.

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation

The following table sets forth information concerning the total compensation that the Company has paid or that has accrued on behalf of our chief executive officer, our chief financial officer and other named executive officers and directors with annual compensation exceeding $100,000 during the fiscal year ended March 31, 2008.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($) (5)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($) (1)	Total ($)

Lyndon West CEO and Director (2)	2008	169,930 (4)	--	--	-- (5)	--	--	16,993 (6)	186,923
	2007	118,501 (4)	73,553	--	-- (5)	--	--	--	192,054
Andrew Boetius CFO and Director (3)	2008	158,603 (4)	--	--	-- (5)	--	--	15,860 (6)	174,463
	2007	114,415 (4)	68,649	--	-- (5)	--	--	--	183,064
Daniel Murphy	2008	158,603 (4)	--	--	-- (5)	--	--	20,267 (6)	178,870
Chairman	2007	114,415 (4)	68,649	--	-- (5)	--	--	--	183,064

(1)
With the exception of reimbursement of expenses incurred by our named executive officers during the scope of their employment, none of the named executive officers received any other compensation, perquisites or personal benefits in excess of $10,000 in the year ended March 31, 2007.

(2)	Appointed as the Company’s CEO and a director in January of 2006.
(3)	Appointed as the Company’s CFO and a director in January of 2006.
(4)
From April 1, 2006 to October 30, 2006, Mr. West, Mr. Boetius and Mr. Murphy received an annual salary of $98,070 each. Effective as of November 1, 2006, their annual salaries were increased to $147,105, $137,298 and $137,298, respectively. On April 1, 2007, their annual salaries increased to 169,930, $158,603 and $158,603, respectively.  The amounts stated for fiscal year 2007 (ended March 31, 2007) represent their aggregate salaries paid based on a pro rata basis of the applicable annual base salary amounts.

(5)
The remaining 370,916 stock options out of the original grant by the Company of 1,482,584 stock options made on January 20, 2006 to each of Mr. West and Mr. Boetius vested during the fiscal year ended March 31, 2008. The remaining 277,717 stock options out of the original grant by the Company of 1,110,870 stock options made on January 20, 2006 to Mr. Murphy vested during the fiscal year ended March 31, 2008.  During the fiscal year ended March 31, 2007, 370,916 stock options out of the original grant by the Company of 1,482,584 stock options made on January 20, 2006 to each of Mr. West and Mr. Boetius vested. In addition, 277,717 stock options out of the original grant by the Company of 1,110,870 stock options made on January 20, 2006 to Mr. Murphy vested during the fiscal year ended March 31, 2007.

(6)
Represents an annual pension contribution equal to ten percent of base annual salary for Mr. West, Mr. Boetius and Mr. Murphy.  It also includes a pro rata portion for seven months of annual contribution by the Company to Mr. Murphy’s medical and life insurance in the combined amount of $4,407.

All 2008 and 2007 British pound-denominated executive compensation amounts were translated into U.S. dollars based on March 31, 2008 and March 30, 2007 exchange rates of U.S. $1.9875 and $1.9614 to one British pound, respectively.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers and directors regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of March 31, 2008:

	Option Awards					Stock Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Lyndon West	1,482,584	--	--	0.35	1/20/11	N/A	N/A	N/A	N/A

Andrew Boetius	1,482,584	--	--	0.35	1/20/11	N/A	N/A	N/A	N/A

Daniel Murphy	1,110,871		--	0.35	1/20/11	N/A	N/A	N/A	N/A

David Jenkins	301,375	--	--	0.35	1/20/11	N/A	N/A	N/A	N/A

DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)(1)	Non-Equity Incentive Plan Compensation ($) (e)	Change in Pension Value and Nonqualified Deferred Compensation Earnings (f)	All Other Compensation ($) (g)	Total ($) (h)
Lyndon West	--	--	--	--	--	--	--
Andrew Boetius	--	--	--	--	--	--	--
Daniel Murphy	--	--	--	--	--	--	--
John Williams	--	--	--	--	--	--	--
David Jenkins	18,900 (1)	--	--	--	--	--	18,900

(1)	The salary for Mr. Jenkins in the fiscal year ending March 31, 2008 was $1,575 per month.

With the exception of David Jenkins, we do not currently pay our directors for attending meetings of our Board of Directors, although we expect to adopt a policy for compensating directors for attending meetings of our Board of Directors in the future. Several of our directors, who are also our officers, receive compensation for the services rendered to us pursuant to their employment agreements entered into with either the Company or Index Ltd, our wholly owned subsidiary.

Employment Agreements

Index Ltd had initially entered into employment and non-executive agreements, with the initial directors of Index Ltd, which became effective as of January 1, 2006. Subsequently, Mr. Jenkins’ non-executive agreement was assigned and transferred from Index Ltd, to Index. In connection with these agreements, Mr. West, Mr. Boetius, Mr. Murphy and Mr. Scrutton (until December 2007, deceased) served as directors and/or officers of our Company and are compensated for the provision of services to us pursuant to the agreements entered into with Index Ltd.  Mr. Jenkins serves as a non-executive director of our Company and is compensated for the provision of his services to us pursuant to his employment agreement as assigned by Index Ltd. The following are the material terms of these agreements:

•
Full time Employment Agreements with Mr. West and Mr. Boetius. The agreements initially provided for Mr. West and Mr. Boetius to receive each an annual salary of $90,909 per year. Effective as of April 1, 2007, Mr. West’s annual salary was $169,930 and Mr. Boetius’ annual salary was $158,600.  On April 1, 2008, Mr. West’s and Mr. Boetius’ salaries were increased to $187,097 and $171,824 respectively. Mr. West’s and Mr. Boetius’ employment agreements provide for continuous employment without a set date of termination. Index Ltd may terminate Mr. West’s or Mr. Boetius’ employment when Mr. West or Mr. Boetius, respectively reach such age as Index’s Board of Directors determines as the appropriate retirement age for the senior employees of our Company. Mr. West and Mr. Boetius may terminate their employment with Index Ltd upon not less than three (3) months notice. Additionally, Index Ltd may terminate Mr. West’s and/or Mr. Boetius’ employment agreement upon not less than six (6) months notice. Pursuant to Termination of Control protection, upon termination of Mr. West’s or Mr. Boetius’ employment due to a change of control of Index Ltd, Mr. West and/or Mr. Boetius are entitled to severance pay. The severance pay is equal to four times the amount of Mr. West’s or Mr. Boetius’ compensation package, respectively, as defined in the agreements;

•
A full time Employment Agreement with Mr. Murphy. The agreement initially provided for Mr. Murphy to receive an annual salary of $75,000 per year, which effective as of April 1, 2007, was $158,600. On April 1, 2008 Mr. Murphy’s salary was increased to $171,824. On July 1, 2008 Mr. Murphy reduced his commitment to the Company to 3 days per week and accordingly his annual salary was reduced to $103,930. Mr. Murphy’s is employed continuously by Index Ltd without a set date of termination; however, his employment is terminated immediately upon his death or permanent disability. Index Ltd may also terminate Mr. Murphy’s employment upon six months notice. Mr. Murphy may terminate his employment upon three months notice to Index Ltd.  Pursuant to his employment agreement, Index Ltd provides Mr. Murphy with Directors Liability Insurance and contributes to his private pension plan. Furthermore, the employment agreement provides for a Termination of Control Protection which entitles Mr. Murphy to receive an amount equivalent to four times his annual compensation amount; and

•
A non executive director Service Agreement with Mr. Jenkins, whose non-executive director Service Agreement was subsequently assigned to Index Oil and Gas Inc. by Index Oil & Gas Limited.  Under the Agreement during the year ended March 31, 2008 Mr. Jenkins received a salary of $1,575 per month. Effective April 1, 2008, Mr. Jenkins’ salary was increased to $1,733 per month.  Mr. Jenkins’ employment is terminated immediately upon his death or permanent disability. Mr. Jenkins’ employment may also be terminated by Index or Index Ltd, as applicable, upon three months written notice. Mr. Jenkins may terminate his employment upon three months written notice to the applicable entity. Pursuant to his employment agreement, as an alternative to serving notice, Index or Index Ltd, as applicable, may, in its absolute discretion, terminate his employment without prior notice and make a payment in compensation for loss of employment equal to the salaries which he would otherwise have received during his notice period. Furthermore, his employment agreement provides for a Termination of Control Protection which entitles Mr. Jenkins to achieve vesting of his unvested stock options up to the date of termination.

•
Effective July 1, 2008, Ronald Bain Ph.D. was appointed to the newly created position of Chief Operating Officer of Index.  Dr. Bain joined the Company as its Senior Vice President of Exploration and Production on February 1, 2008.  Dr. Bain provides exploration, production and strategic business services to the Company pursuant to the terms of an Agreement for Exploration, Production and Strategic Services between the Company and ConRon Consulting Inc., as amended by Addendum #1 dated June 1, 2008 (the “Consulting Agreement”).

The Company and Dr. Bain entered into a second amendment to the Consulting Agreement dated as of July 1, 2008 to provide that Dr. Bain will serve as the Chief Operating Officer of the Company.  The remaining terms and conditions of the Consulting Agreement did not change.  Under the Consulting Agreement, Dr. Bain receives $2,000 per day, to a maximum of 10 working days equivalent per calendar month, and any additional days will be supplied at a fee of $1,500 per working day equivalent supplied per month.  Dr. Bain also receives 715 shares of common stock of the Company for each day worked at the rate of $2,000 per day and 1,250 shares of common stock of the Company for each day worked at the rate of $1,500 per day.  The term of the Consulting Agreement expires on May 30, 2009.

Certain compensation amounts are based on salaries that are to be paid in British pounds. All year end 2008 and 2007 British pound-denominated executive compensation amounts were translated into U.S. dollars based on March 31, 2008 and March 31, 2007 exchange rates of U.S. $1.9875 and $1.9614 to one British pound, respectively. The April 1, 2008 and July 1, 2008 British pound dominated executive compensation amounts were translated into U.S. dollars based on exchange rates of U.S. $1.9754 and $1.9914 to one British pound, respectively.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Daniel Murphy and David Jenkins served as members of our Remuneration Committee, which is our compensation committee, during the fiscal year that ended March 31, 2008. Lyndon West, Andrew Boetius and Daniel Murphy, who are officers of Index, all participated in discussions regarding the remuneration of our executive officers.  During fiscal year ended March 31, 2008, none of our executive officers served as a director or as a member of the compensation committee of a company which employs any of our directors, and none of our executive officers served as a director or as a member of the compensation committee of a company whose executive officers served as a director of Index.

COMPENSATION COMMITTEE REPORT

Our Remuneration Committee, which is our compensation committee, has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, starting on page 9 of this proxy statement, with management. Based on our review and discussion with management, we recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

Remuneration Committee
Daniel Murphy
David Jenkins

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth the number of and percent of the Company's common stock beneficially owned by:

•	all directors and nominees, naming them,
•	our named executive officers,
•	our directors and executive officers as a group, without naming them, and
•	persons or groups known by us to own beneficially 5% or more of our Common Stock or our Preferred Stock having voting rights:

The percentages in the table have been calculated on the basis of treating as outstanding for a particular person, all shares of our capital stock outstanding on September 30, 2008, and all shares of our common stock issuable to that person in the event of the exercise of outstanding options and other derivative securities owned by that person which are exercisable within 60 days of September 30, 2008. Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of our capital stock owned by them.

Name and Address of Owner	Title of Class	Capacity with Company	Number of Shares Beneficially Owned (1) (2)	Percentage of Class

Lyndon West c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom	Common Stock	CEO and Director	5,801,671 (3)	7.92%

Andrew Boetius c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom	Common Stock	Chief Financial Officer and Director	2,740,553 (4)	3.75%

Daniel Murphy c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom	Common Stock	Chairman of the Board and Secretary	1,548,924 (5)	2.13%

David Jenkins c/o Index Oil & Gas Ltd., Lawrence House, Lower Bristol Road, Bath BA2 9ET, United Kingdom	Common Stock	Director	1,303,228 (6)	1.82%

Douglas Wordsworth 44 Heath Lane, Little Sutton, Ellesmere Port, Cheshire, UK CH66 NT	Common Stock	--	3,829,433 (7)	5.35%

Ronald A Bain 9406 Fenchurch Drive Houston, Texas 77379	Common Stock	Chief Operating Officer	98,152 (8)	0.14%

All officers and Directors as a Group (5 persons)	Common Stock	--	11,492,528	15.08%

(1)	This column represents the total number of votes each named stockholder is entitled to cast on matters presented to the stockholders for a vote.
(2)
Applicable percentage ownership is based on 71,510,889 shares of Common Stock outstanding as of September 30, 2008, together with securities exercisable or convertible into shares of Common Stock within 60 days of September 30, 2008, for each stockholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock that are currently exercisable or exercisable within 60 days of September 30, 2008, are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(3)
Includes (i) warrants to purchase 266,380 shares of Common Stock of the Company exercisable at $0.14 per share, and (ii) options to purchase 1,482,584 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days.

(4)
Includes (i) warrants to purchase 124,488 shares of Common Stock of the Company exercisable at $0.14 per share, and (ii) options to purchase 1,482,584 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days.

(5)	Includes (i) options to purchase 1,110,871 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days.
(6)
Includes (i) warrants to purchase 12,539 shares of Common Stock of the Company exercisable at $0.14 per share, and (ii) options to purchase 200,112 shares of Common Stock of the Company exercisable at $0.35 per share, which are presently exercisable or exercisable within 60 days.

(7)	Includes warrants to purchase 42,126 shares of Common Stock of the Company exercisable at $0.14 per share which are presently exercisable or exercisable within 60 days.
(8)	Represents shares issuable under the consulting agreement with ConRon Consulting Inc. through September 30, 2008.

2006 Incentive Stock Option Plan

On March 14, 2006, and effective as of January 20, 2006, we adopted the 2006 Incentive Stock Option Plan (the “Plan”) providing for the issuance of up to 5,225,000 shares of Common Stock underlying the incentive stock options, to be awarded to our Company’s and/or its subsidiaries’ officers, directors, employees and consultants. Pursuant to the Plan, (i) during the 2006 fiscal year, we granted options to purchase an aggregate of 4,577,526 shares of our Common Stock exercisable at $0.35 per share to the newly appointed directors and officers that held options to purchase ordinary shares of Index Ltd prior to the completion of the reverse merger, as well as to our newly appointed directors and officers; (ii) during the 2007 fiscal year, we granted options to purchase 500,000 shares of our Common Stock exercisable at $1.42 per share to a former executive officer, of which 250,000 options to purchase shares of our Common Stock expire on July 31, 2008 and 250,000 options to purchase shares of our Common Stock were forfeited upon his resignation effective November 1, 2007; and (iii) during the 2008 fiscal year, we granted options to purchase 375,000 shares of our Common Stock to employees and consultants exercisable at prices ranging from $0.51 to $0.83. The total number of shares that have been granted and awarded to October 21, 2008 under the plan is 5,080,026 shares of which 4,952,526 are unexercised options. This results in only 144,974 shares left in the current plan for future incentive purposes.

The principal terms and conditions of the stock options granted under the Plan are that vesting of the options granted occurs in three stages (unless otherwise agreed to by the board of directors): (1) 50% on the date of the grant; (2) 25% on the first anniversary of the grant date; and (3) 25% on the second anniversary of the grant date. The stock options granted under the Plan are generally non transferable other than to a legal or beneficial holder of the options upon the option holder’s death. The rights to vested but unexercised stock options cease to be effective: (1) 18 months after death of the stock options holder; (2) 6 months after change of control of the Company; 12 months after loss of office due to health related incapacity or redundancy; or (5) 12 months after the retirement of the options holder from a position with Index.

Of the options to purchase an aggregate of 4,952,526 shares of Common Stock that were granted and are currently outstanding under the Plan, the following stock options have been granted to our directors and/or officers:

Lyndon West	1,482,584 options
Andrew Boetius	1,482,584 options
Daniel Murphy	1,110,871 options
David Jenkins	200,112 options

Stock Grants

Effective as of January 20, 2006, we granted bonus awards, in the form of shares of our common stock as follows: 101,265 to Mr. Lyndon West and 101,264 to each of Messrs. Andrew Boetius and David Jenkins, in consideration of Index Ltd reaching certain performance objectives. On March 31, 2007, in consideration of the Company reaching certain performance objectives, we granted bonus awards, in the form of 37,500 shares of our common stock to a former executive officer, of which 25,000 shares of common stock were forfeited upon his resignation. A grant of 50,000 shares was awarded to a former executive officer at the time of his employment as a retention incentive. A grant of 25,000 shares was awarded to a senior manager at the time of his employment as a retention incentive.

Certain Relationships and Related Transactions, and Director Independence

Transactions with Related Persons

None in the fiscal year ended March 31, 2008.

Board of Directors Determination of Independence

Our Board of Directors has determined that Mr. David Jenkins is an “independent” director. Although Index currently is not a listed company on any stock exchange, our Board of Directors uses the AMEX company rules as a guideline in its determination of director independence. Under those rules, no director would qualify as independent unless our Board of Directors affirmatively determines that the director does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Specifically, no director would qualify as independent if (a) during the past three years, the director or family member was employed by the Company, (b) the director accepted or has an immediate family member who accepted any compensation from the Company in excess of $120,000 during any period of twelve consecutive months within the three preceding years, or (c) the director is, or has an immediate family member who is, a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

(ITEM 2 ON THE PROXY CARD)

The Board of Directors has appointed the firm of RBSM LLP as independent auditors of the Company for the year ending March 31, 2009, subject to ratification of the appointment by the Company's stockholders. The Board recommends that our shareholders ratify this appointment. RBSM LLP has served as the Company's independent auditors since May 12, 2006. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual General Meeting in person or by proxy, the Board will reconsider its selection of auditors. RBSM LLP has no interest, financial or otherwise, in the Company.

A representative of RBSM LLP is not expected to attend the Annual General Meeting.

Additional information regarding the amount of audit and other fees paid by the Company to RBSM LLP are disclosed in the Company’s Annual Report on Form 10-K/A filed with the SEC.

All fees for 2008 and 2007 set forth in the table below were pre-approved by the Board of Directors which determined that such services would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

Fees Paid to RBSM LLP for Fiscal Years 2008 and 2007:

	FYE 2008		FYE 2007
	$	%	$	%
Audit Fees	104,850	88.3	222,000	87.4
Audit-Related Fees	-	-	-	-
Tax Fees	10,525	8.9	15,000	5.9
All Other Fees (1)	3,350	2.8	17,000	6.7

______________________
(1)
Fees for other professional services related to our Registration Statements that we filed with the SEC on Form SB-2 and on Form S-8 rendered by our principal accountants during the fiscal years ended March 31, 2007 and March 31, 2008.

The proxy holders intend to vote the shares represented by proxies to ratify the Board of Directors' selection of RBSM LLP as the Company's independent auditors for the fiscal year ending March 31, 2009.

Approval of this proposal requires the affirmative vote of the majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF RBSM LLP AS AUDITORS OF THE COMPANY FOR THE FISCAL YEAR ENDING MARCH 31, 2009.

PROPOSAL 3: APPROVAL OF THE 2008 INCENTIVE STOCK OPTION PLAN

(ITEM 3 ON THE PROXY CARD)

As stockholders, you are being asked to vote in favor of the adoption of the Index Oil and Gas Inc. 2008 Stock Incentive Plan, which was approved by the Board of Directors on October 7, 2008. If approved by stockholders, the plan will amend and restate the existing Index Oil and Gas Inc. 2006 Incentive Stock Option Plan, which was established effective January 20, 2006, and become the sole plan for providing equity-based incentive compensation to the Company’s employees, non-employee directors and other service providers. A copy of the 2008 Stock Incentive Plan, as adopted by the Board of Directors, is set forth in Appendix B.

The primary purpose of the 2008 Stock Incentive Plan is to provide a benefit that will attract and retain the best available personnel to meet the Company’s needs. The Board of Directors believes that an equity stake through equity compensation programs effectively aligns service provider and shareholder interests by motivating and rewarding long-term performance that will enhance stockholder value and recommends that shareholders approve the adoption of the plan. Because non-employee directors and executive officers of the Company are eligible to receive awards under the plan, they have a personal interest in the approval of the adoption of the plan.

In the event that the 2008 Stock Incentive Plan is not adopted the Company may have considerable difficulty in attracting and retaining qualified personnel, officers, directors and consultants or the Company may have to resort to terms of remuneration less beneficial to the Company and the stockholders.

The plan is intended to promote and advance the interests of the Company by providing employees, non-employee directors and other service providers of the Company and its affiliates added incentive to continue in the service of the Company through a direct interest in the future success of the Company’s operations. The Board of Directors believes that employees, non-employee directors and other service providers who have an investment in the Company are more likely to meet and exceed performance goals.

General

The Board of Directors has initially reserved 5,500,000 shares of Common Stock for issuance under the 2008 Stock Incentive Plan. Under the 2008 Stock Incentive Plan, options may be granted that are intended to qualify as Incentive Stock Options ("ISOs") under Section 422 of the Internal Revenue Code of 1986 (the "Code") or which are not ("Non-ISOs") intended to qualify as Incentive Stock Options thereunder.

The 2008 Incentive Stock Plan and the right of participants to make purchases thereunder are intended to qualify as an "employee stock purchase plan" under Section 423 of the Code. The 2008 Stock Incentive Plan is not a qualified deferred compensation plan under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

Members of the Board of Directors who are eligible employees are permitted to participate in the 2008 Stock Incentive Plan and may vote on any matter affecting the administration of the 2008 Stock Incentive Plan or the grant of any stock or option pursuant to it. In the event that any member of the Board of Directors is at any time not a "disinterested person" to the extent that such member is the recipient of a grant under the 2008 Stock Incentive Plan, then such grant under the plan shall not be administered by said member of the Board of Directors, and may only by administered by a Committee where all the members are disinterested persons, as so defined or by the remaining members of the Board of Directors who are not recipients of the grant in question.

Description of the 2008 Stock Incentive Plan

The following is a summary of the 2008 Stock Incentive Plan. This summary is qualified in its entirety by reference to the full text of the plan, as adopted by the Board of Directors, as set forth in Appendix B.

Purposes.  The plan allows for the grant of incentive and nonqualified stock options, restricted stock, restricted stock units, stock appreciation rights, performance awards, stock awards and other incentive awards to employees, non-employee directors and other service providers of the Company and its affiliates who are in a position to make a significant contribution to the success of the Company. Awards under the plan are used to attract and retain highly qualified individuals to perform services for the Company and to align the interests of those individuals with those of the shareholders of the Company. The plan will provide an essential component of the total compensation package, reflecting the importance that the Company places on aligning the interests of service providers with those of our shareholders.

Administration. The plan provides for administration by the Remuneration Committee or another committee of the Board of Directors. The Board of Directors has appointed a Remuneration Committee (the "Committee") of at least two members of the Board of Directors, and delegate to the Committee the certain authority of the Board of Directors to administer the Plan. Upon such appointment and delegation, the Committee has the responsibility and duty to propose to the Board of Directors, its recommendations in respect of the grants and awards under the plan and shall act for the Board of Directors within its terms of reference, in the administration of the Plan, subject to certain limitations.

All awards will be subject to the approval by the Company's Board of Directors, as the Board of Directors may be composed from time to time. All questions of interpretation of the 2008 Stock Incentive Plan are determined by the Board of directors, and its decisions are final and binding upon all participants. Any determination by a majority of the members of the Board of Directors at any meeting, or by written consent in lieu of a meeting, shall be deemed to have been made by the whole Board of Directors.

For awards granted to non-employee directors, the committee will be the Board of Directors.

The committee has the authority to –

1.	operate, interpret and administer the plan,

2.	determine eligibility for and the amount and nature of awards,

3.	establish rules and regulations for the plan’s operation,

4.	accelerate the exercise, vesting or payment of an award if the acceleration is in the best interest of the Company,

5.	provide for the extension of exercisability of options subject to certain limitations,

6.	require participants to hold shares acquired under an award for a stated period of time, and

7.	establish other terms and conditions of awards made under the plan.

The committee has authority on all matters relating to the discharge of its responsibilities and the exercise of its authority under the plan. The plan provides for indemnification of committee members for personal liability incurred related to any action, interpretation, or determination made in good faith related to the plan and awards made under the plan.

Eligibility.  Under the 2008 Stock Incentive Plan, Employees, non-employee directors and other service providers of the Company and our affiliates who, in the opinion of the committee, are in a position to make a significant contribution to the success of the Company and our affiliates are eligible to participate in the plan. The committee determines the type and size of awards and sets the terms, conditions, restrictions and limitations on awards within the confines of the plan’s terms. As of October 7, 2008, there were approximately three (3) employees, one (1) non-employee director and seven (7) other individual employees and service providers who would be eligible to participate in the plan.

Available Shares.  The maximum number of shares of Common Stock available for grant under the plan is 5,500,000 shares, plus all shares that remain available for grant under the 2006 Incentive Stock Option Plan as of the effective date of the 2008 Stock Incentive Plan, plus any shares subject to outstanding awards under the 2006 Incentive Stock Option Plan that later cease to be subject to the awards for any reason other than the awards having been exercised. In addition, if an award granted under the plan ceases to be subject to the award for any reason other than exercise, the undelivered shares subject to the award will become available for future awards under the plan. The committee has discretion to determine the manner of counting shares of Common Stock available for award under the plan, but the plan provides default share counting rules the committee may choose to apply. Shares of Common Stock issued under the plan may be shares of original issuance or treasury shares or a combination of those shares.

The maximum number of shares of Common Stock available for grant of awards under the plan to any one participant each fiscal year is 500,000 shares. The maximum number of shares of Common Stock that may be subject to nonqualified stock options and stock appreciation rights granted to any one participant in a fiscal year is 500,000. The maximum number of shares of Common Stock that may be granted as incentive stock options is 5,500,000.

The number of shares available for award under the plan and maximum number of share grants are subject to adjustment for certain corporate changes in accordance with the provisions of the plan.

Stock Options.  The plan provides for the grant of incentive stock options intended to meet the requirements of Section 422 of the Code and nonqualified stock options that are not intended to meet those requirements. Incentive stock options may be granted only to employees of the Company and its affiliates. Options will be subject to terms, conditions, restrictions and limitations established by the committee, as long as they are consistent with the terms of the plan.

The committee will determine when an option will vest and become exercisable. No option will be exercisable more than ten years after the date of grant. Unless otherwise provided in the option award agreement, options terminate within a certain period of time following a participant’s termination of employment or service by reason of death (18 months) or disability (12 months), by reason other than death, disability, or cause (6 months) or for cause (immediately).

Generally, the exercise price of a stock option granted under the plan may not be less than the fair market value of the Common Stock on the date of grant. However, the exercise price may be less if the option is granted in connection with certain transactions and complies with special rules under Section 409A of the Code. Incentive stock options must be granted at 100% of fair market value (or, in the case of an incentive stock option granted to a 10 percent shareholder, 110% of fair market value). The fair market value of our Common Stock on October 7, 2008 was $0.21.

The exercise price of a stock option may be paid –

•	in cash;

•	in the discretion of the committee,

•	by surrendering a sufficient portion of the option shares being exercised having a fair market value at the time of exercise equal to the total exercise price, or

•	with previously acquired non-forfeitable, unrestricted shares of Common Stock that have an aggregate fair market value at the time of exercise equal to the total exercise price or by surrendering option shares having a fair market value at the time of exercise equal to the total exercise price; or

•	a combination of those shares and cash.

In addition, in the discretion of the committee, the exercise price may be paid by delivery to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the option shares and deliver the sale or margin loan proceeds directly to the Company to pay the exercise price and any required withholding taxes.

Stock Appreciation Rights (SARs).  A stock appreciation right (or SAR) entitles the participant to receive an amount in cash and/or shares of Common Stock, as determined by the committee, equal to the amount by which the Common Stock appreciates in value after the date of the award. The committee will determine when the SAR vests and becomes exercisable. Generally, the exercise price of a SAR will not be less than the fair market value of the Common Stock on the date of grant. However, the exercise price may be less if the stock is granted in connection with certain transactions and complies with special rules under Section 409A of the Code. No SAR will be exercisable later than ten years after the date of the grant. The committee will set other terms, conditions, restrictions and limitations on SARs, including rules as to exercisability after termination of employment or service.

Restricted Stock and Restricted Stock Units (RSUs). Restricted stock is shares of Common Stock that must be returned to the Company if certain conditions are not satisfied. The committee will determine the restriction period and may impose other terms, conditions and restrictions on restricted stock, including vesting upon achievement of performance goals under a performance award and restrictions under applicable securities laws. The committee also may require the participant to pay for restricted stock. Subject to the terms and conditions of the award agreement related to restricted stock, a participant holding restricted stock will have the right to receive dividends on the shares of restricted stock during the restriction period, vote the restricted stock and enjoy all other shareholder rights related to the shares of Common Stock. Upon expiration of the restriction period, the participant is entitled to receive shares of common stock not subject to restriction.

Restricted stock units (or RSUs) are fictional shares of Common Stock. The committee will determine the restriction period and may impose other terms, conditions and restrictions on RSUs. Upon the lapse of restrictions, the participant is entitled to receive one share of Common Stock or an amount of cash equal to the fair market value of one share of common stock as provided in the award agreement. An award of restricted stock units may include the grant of a tandem cash dividend right or dividend unit right. A cash dividend right is a contingent right to receive an amount in cash equal to the cash distributions made during the period the RSU is outstanding. A dividend unit right is a contingent right to have additional RSUs credited to the participant equal to the number of shares of Common Stock (at fair market value) that may be purchased with the cash dividends. Restricted stock unit awards may be considered nonqualified deferred compensation subject to Section 409A of the Code.

Performance Awards.  A performance award is an award payable in cash or Common Stock (or a combination) upon the achievement of certain performance goals over a performance period. Performance awards may be combined with other awards to impose performance criteria as part of the terms of the other awards. For each performance award, the committee will determine –

•	the amount a participant may earn in the form of cash or shares of Common Stock or a formula for determining the amount payable to the participant,

•	the performance criteria and level of achievement versus performance criteria that will determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested,

•	the performance period over which performance is to be measured, which may not be shorter than one year,

•	the timing of any payments to be made,

•	restrictions on the transferability of the award, and

•	other terms and conditions that are not inconsistent with the plan.

The maximum amount that may be paid in cash under a performance award each fiscal year is $350,000. If an award provides for a performance period longer than one fiscal year, the limit will be multiplied by the number of full fiscal years in the performance period. The performance measure(s) to be used for purposes of performance awards may be described in terms of objectives that are related to the individual participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the participant is employed, and may consist of one or more or any combination of the following criteria:

• Earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis)	• Accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions
• Return on equity	• One or more operating ratios
• Return on assets or net assets	• Stock price
• Revenues	• Total shareholder return
• Income or operating income	• Market share
• Expenses or expense levels	• Cash flow or EBITDA or EBITDAX
• Return on capital or invested capital or other related financial measures	• Net borrowing, debt leverage levels, credit quality or debt ratings
• Capital expenditures • Growth in production • Reserve replacement ratio	• Net asset value per share • Growth in reserves • Finding and development cost per unit
• Economic value added	• Profit margin
• Individual business objectives	• Operating profit

Performance awards may be designed to comply with Code Section 162(m) performance-based compensation requirements. Section 162(m) of the Code limits the Company’s income tax deduction for compensation paid to each of the CEO and certain other highest paid officers of the Company to $1 million each year. There is an exception to the $1 million deduction limitation for performance-based compensation. To the extent that awards are intended to qualify as "performance-based compensation" under Code Section 162(m), the performance criteria will be established in writing by the committee not later than 90 days after the commencement of the performance period, based on one or more, or any combination, of the performance criteria listed above. The committee may reduce, but not increase, the amount payable and the number of shares to be granted, issued, retained or vested under a performance award. Prior to payment of compensation under a performance award intended to comply with the Code Section 162(m) performance-based compensation exception, the committee will certify the extent to which the performance goals and other criteria are achieved.

Stock Awards and Other Incentive Awards.  A stock award is an award of unrestricted Common Stock. Stock awards may be granted upon terms and conditions determined by the committee. Shares of Common Stock issued under stock awards may be issued for cash consideration or for no cash consideration. The committee may also grant other incentive awards under the plan based upon, payable in or otherwise related to, shares of Common Stock if the committee determines that the other incentive awards are consistent with the purposes of the plan. Other incentive awards will be subject to any terms, conditions, restrictions or limitations established by the committee. Payment of other incentive awards will be made at the times and in the forms, which may be cash, shares of Common Stock or other property, established by the committee.

New Plan Benefits.  The number of awards that will be received by or allocated to our executive officers, non-employee directors, employees and other service providers under the 2008 Stock Incentive Plan is undeterminable at this time.

Change of Control.  Unless an award agreement provides otherwise, in the event of a “change in control” (as defined in the plan), any time periods, conditions or contingencies relating to exercise or realization of, or lapse of restrictions under awards granted under the plan will be automatically accelerated or waived so that:

•	if no exercise of the award is required, the award may be realized in full at the time of the occurrence of the change in control (the “change effective time”), or

•	if exercise of the award is required, the award may be exercised in full as of the change effective time.

In the event of a change in control where the company is not a surviving entity, unless the committee determines otherwise, all options that are not exercised at or before the change effective time will be assumed or replaced with comparable options or rights in the surviving entity in accordance with Code Section 424 or Code Section 409A, and other outstanding wards will be converted in similar awards of the surviving entity.  In addition, upon a change in control, the committee has the right to require participants to surrender their awards in exchange for a payment.

In general, a “change in control” will occur when (i) an acquisition of the Company’s common stock constitutes more than 50% of the total fair market value or voting power of such stock, (ii) an acquisition of the Company’s common stock constitutes 50% or more of the total voting power of such stock, (iii) a majority of the Company’s Board members are replaced during a 12 month period, or (iv) there is an acquisition of the Company’s assets that have a total gross fair market value of 50% or more of the of the total gross fair market value of all the Company’s assets immediately before such acquisition.

Withholding Taxes.  All applicable withholding taxes will be deducted from any payment made under the plan, withheld from other compensation payable to the participant or the participant will be required to pay the taxes before the Company makes any payment of cash or Common Stock under the plan. Payment of withholding taxes may be made by withholding shares of Common Stock from any payment of Common Stock due or by delivery to the Company of previously acquired shares of Common Stock, in either case having an aggregate fair market value equal to the amount of the required withholding taxes.

Transferability.  No award will be subject to execution, attachment or similar process, and no award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or under applicable laws of descent and distribution. Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an award not specifically permitted by the plan or the award agreement will be null and void and without effect. If provided in the award agreement, nonqualified stock options may be transferred by a participant to a permitted transferee. A participant may request that the Company observe the terms of a domestic relations order in relation to the division of a plan award.

Amendment.  The Board of Directors may suspend, terminate, amend or modify the plan, but may not without approval by our shareholders, make any alteration or amendment that –

•	increases the total number of shares of Common Stock that may be issued under the plan (other than adjustments in connection with certain corporate reorganizations and other events),

•	changes the designation or class of persons eligible to receive awards under the plan, or

•
effects any change for which shareholder approval is required by or necessary to comply with applicable law or the listing requirements of an exchange or association on which the Common Stock is then listed or quoted.

An amendment to the plan will not require shareholder approval if it is made to conform the plan to statutory or regulatory requirements.

Effectiveness. The plan will become effective on the date of its adoption by our Board of Directors (the “effective date”), provided that the plan is approved within 12 months following such date by the holders of at least a majority of the shares of the common stock of the company. If the plan is not so approved by the Company’s shareholders, the plan will terminate and any awards granted under the plan will be null and void. Unless terminated earlier by the Board of Directors, the plan will terminate on the day prior to the tenth anniversary of the effective date.

United States Federal Income Tax Consequences

The following summary is based on an analysis of the Internal Revenue Code of 1986, as amended (the “Code”) as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change.

As required by United States Treasury Regulations, the following summary is not intended or written to be used, and cannot be used, by any person for the purpose of avoiding penalties that may be imposed under United States federal tax laws.

Incentive Stock Options. No income will be recognized by a participant for federal income tax purposes upon the grant or exercise of an incentive stock option. The basis of shares transferred to a participant upon exercise of an incentive stock option is the price paid for the shares. If the participant holds the shares for at least one year after the transfer of the shares to the participant and two years after the grant of the option, the participant will recognize long-term capital gain or loss upon sale of the shares received upon exercise equal to the difference between the amount realized on the sale and the basis of the stock. Generally, if the shares are not held for that period, the participant will recognize ordinary income upon disposition in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares, or if less (and if the disposition is a transaction in which loss, if any, will be recognized), the gain on disposition. The participant’s additional gain or any loss upon disposition will be a capital gain or loss, which will be long-term or short-term depending of whether the stock was held for more than one year.

The excess of the fair market value of shares received upon the exercise of an incentive stock option over the option price for the shares is an item of adjustment for the participant for purposes of the alternative minimum tax. Therefore, although no income is recognized upon exercise of an incentive stock option, a participant may be subject to alternative minimum tax as a result of the exercise.

If a participant uses already owned shares of common stock to pay the exercise price for shares under an incentive stock option, the resulting tax consequences will depend upon whether the already owned shares of common stock are “statutory option stock,” and, if so, whether the statutory option stock has been held by the participant for the applicable holding period referred to in Section 424(c)(3)(A) of the Code. In general, “statutory option stock” (as defined in Section 424(c)(3)(B) of the Code) is any stock acquired through the exercise of an incentive stock option or an option granted under an employee stock purchase plan, but not stock acquired through the exercise of a nonqualified stock option. If the stock is statutory option stock and the applicable holding period has been satisfied, or if the stock is not statutory option stock, no income will be recognized by the participant upon the transfer of the stock in payment of the exercise price of an incentive stock option. If the stock used to pay the exercise price of an incentive stock option is statutory option stock and the applicable holding period has not been satisfied, the transfer of the stock will be a disqualifying disposition which will result in the recognition of ordinary income by the participant in an amount equal to the excess of the fair market value of the statutory option stock at the time the incentive stock option covering the stock was exercised over the amount paid for the stock.

Nonqualified Stock Options.  No income will be recognized by a participant for federal income tax purposes upon the grant of a nonqualified stock option. Upon exercise of a nonqualified stock option, the participant will recognize ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the amount paid for the shares. If the participant is an employee, income recognized upon the exercise of a nonqualified stock option will be considered compensation subject to withholding at the time the income is recognized, and, therefore, the participant’s employer must make the necessary arrangements with the participant to ensure that the amount of the tax required to be withheld is available for payment. Nonqualified stock options are designed to provide the employer with a deduction equal to the amount of ordinary income recognized by the participant at the time of the recognition by the participant, subject to the deduction limitations described below.

Upon sale of the shares, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the shares on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the shares for more than one year and otherwise will be short-term.

If a participant uses already owned shares of common stock to pay the exercise price for shares under a nonqualified stock option, the number of shares received under the nonqualified stock option which is equal to the number of shares delivered in payment of the exercise price will be considered received in a nontaxable exchange, and the fair market value of the remaining shares received by the participant upon the exercise will be taxable to the participant as ordinary income. If the already owned shares of common stock are not “statutory option stock” or are statutory option stock and the applicable holding period referred to in Section 424(c)(3)(A) of the Code has been satisfied, the shares received upon exercise of the nonqualified stock option will not be statutory option stock. However, if the already owned shares of common stock are statutory option stock and the applicable holding period has not been satisfied, it is not presently clear whether the exercise will be considered a disqualifying disposition of the statutory option stock, whether the shares received upon the exercise will be statutory option stock, or how the participant’s basis will be allocated among the shares received.

Stock Appreciation Rights.  There will be no federal income tax consequences to either the participant or the employer upon the grant of Stock Appreciation Rights (or SARs). Generally, the participant will recognize ordinary income subject to withholding upon the receipt of payment under SARs in an amount equal to the aggregate amount of cash and the fair market value of any common stock received. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Restricted Stock.  If the restrictions on an award of shares of restricted stock are of a nature that the shares are both subject to a substantial risk of forfeiture and are not freely transferable (within the meaning of Section 83 of the Code), the participant will not recognize income for federal income tax purposes at the time of the award unless the participant affirmatively elects to include the fair market value of the shares of restricted stock on the date of the award, less any amount paid for the shares, in gross income for the year of the award under Section 83(b) of the Code. In the absence of this election, the participant will be required to include in income for federal income tax purposes on the date the shares either become freely transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of Section 83 of the Code), the fair market value of the shares of restricted stock on that date, less any amount paid for the shares. The employer will be entitled to a deduction at the time of income recognition to the participant in an amount equal to the amount the participant is required to include in income, subject to the deduction limitations described below. If a Section 83(b) election is made within 30 days after the date the restricted stock is received, the participant will recognize ordinary income at the time of the receipt of the restricted stock, and the employer will be entitled to a corresponding deduction, equal to the fair market value of the shares at the time, less the amount paid, if any, by the participant for the restricted stock. If a Section 83(b) election is made, no additional income will be recognized by the participant upon the lapse of restrictions on the restricted stock, but, if the restricted stock is subsequently forfeited, the participant may not deduct the income that was recognized pursuant to the Section 83(b) election at the time of the receipt of the restricted stock.

Dividends paid to a participant holding restricted stock before the expiration of the restriction period will be additional compensation taxable as ordinary income to the participant subject to withholding, unless the participant made an election under Section 83(b). Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the dividends includible in the participant’s income as compensation. If the participant has made a Section 83(b) election, the dividends will be dividend income, rather than additional compensation, to the participant.

If the restrictions on an award of restricted stock are not of a nature that the shares are both subject to a substantial risk of forfeiture and not freely transferable, within the meaning of Section 83 of the Code, the participant will recognize ordinary income for federal income tax purposes at the time of the transfer of the shares in an amount equal to the fair market value of the shares of restricted stock on the date of the transfer, less any amount paid. The employer will be entitled to a deduction at that time in an amount equal to the amount the participant is required to include in income, subject to the deduction limitations described below.

Restricted Stock Units (or RSUs).  There will be no federal income tax consequences to either the participant or the employer upon the grant of RSUs. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or transfer of shares of Common Stock in payment of the RSUs in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Performance Awards.  In general, there will be no federal income tax consequences to either the participant or the employer upon the grant of performance awards. Generally, the participant will recognize ordinary income subject to withholding upon the receipt of cash and/or shares of Common Stock in payment of performance awards in an amount equal to the aggregate of the cash received and the fair market value of the common stock so transferred. If a performance award is performance-based compensation under Code Section 162(m), the employer will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income. Otherwise, the employer’s deduction may be limited by Code Section 162(m) as described below.

Stock Awards and Other Incentive Awards.  The participant will recognize ordinary income for federal income tax purposes at the time of the stock award and, subject to the deduction limitations described below, the employer will be entitled to a corresponding deduction.  The tax treatment of other incentive awards will depend on the type of award.  As a general rule, taxation generally will be imposed at the time of vesting of the award, and ordinary income will generally equal the fair market value of the award at the time of vesting.  Subject to the deduction limitations described below, the participant’s employer will be entitled to a tax deduction at the same time and for the same amount.  If the participant is an employee, the participant will be subject to income tax withholding at the time when the ordinary income is recognized.

Dividend Equivalents.  Generally, a participant will recognize ordinary income subject to withholding upon the payment of any dividend equivalents paid in relation to an award in an amount equal to the cash the participant receives. Subject to the deduction limitations described below, the employer generally will be entitled to a corresponding tax deduction equal to the amount includible in the participant’s income.

Limitations on the Employer’s Compensation Deduction.  Section 162(m) of the Code limits the deduction certain employers may take for otherwise deductible compensation payable to certain executive officers of the employer to the extent the compensation paid to the officer for the year exceeds $1 million, unless the compensation is performance-based, is approved by the employer’s shareholders, and meets certain other criteria.

In addition, Section 280G of the Code limits the deduction which the employer may take for otherwise deductible compensation payable to certain individuals if the compensation constitutes an “excess parachute payment.”   Excess parachute payments arise from payments made to disqualified individuals which are in the nature of compensation and are contingent on changes in ownership or control of the employer or certain affiliates. Accelerated vesting or payment of awards under the Plan upon a change in ownership or control of the employer or its affiliates could result in excess parachute payments. In addition to the deduction limitation applicable, a disqualified individual receiving an excess parachute payment will be subject to a 20 percent excise tax.

Application of Code Section 409A.  Section 409A of the Code imposes an additional 20% tax and interest on an individual receiving nonqualified deferred compensation under a plan that fails to satisfy certain requirements. For purposes of Section 409A of the Code, “nonqualified deferred compensation” includes equity-based incentive programs, including some stock options, stock appreciation rights and restricted stock unit programs. Generally speaking, Section 409A of the Code does not apply to incentive stock options, nonqualified stock options and stock appreciation rights granted at fair market value if no deferral is provided beyond exercise, or restricted stock.

Awards made under the plan will be designed to comply with the requirements of Code section 409A to the extent the awards granted under the Plan are not exempt from coverage.  However, if the Plan fails to comply with Section 409A of the Code in operation, a participant could be subject to the additional taxes and interest.

Awards made under the plan are not subject to the Employee Retirement Income Security Act of 1974, as amended.

Required Vote

The approval of the 2008 Stock Incentive Plan and the reservation of 5,500,000 shares for issuance requires the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present at the Annual General Meeting in person or by proxy and entitled to vote and constituting at least a majority of the required quorum.

RECOMMENDATION OF THE BOARD:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE ADOPTION OF THE 2008 STOCK INCENTIVE PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE PROPOSAL UNLESS STOCKHOLDERS SPECIFY OTHERWISE.

ANNUAL REPORT ON FORM 10-K

The Company will provide upon request and without charge to each stockholder receiving this Proxy Statement, and is providing with this Proxy Statement, a copy of the Company's Annual Report on Form 10-K, as amended, for the fiscal year ended March 31, 2008, including the financial statements and financial statement schedule information included therein, as filed with the SEC on June 30, 2008 with Amendment #1 filed on July 29, 2008. The Company’s Annual Report and subsequently filed 10-Q is available via the Company’s web site www.indexoil.com under the tab labeled “Investor Relations – Filings”.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR OUR 2009 ANNUAL GENERAL MEETING OF STOCKHOLDERS

Stockholder proposals intended to be presented under Rule 14a-8 under the Securities Exchange Act of 1934 for inclusion in our proxy statement and accompanying proxy for our 2009 annual meeting of stockholders, including nomination of an individual for election as a director at the 2009 annual general meeting of stockholders, must be received at our principal executive offices in Houston, Texas, on or before May 18, 2009, and must meet all the requirements of Rule 14a-8. Although the 2008 Annual General Meeting of stockholders is being held in December, we intend to hold the 2009 Annual General Meeting of stockholders on September 16, 2009. If a stockholder intends to present a proposal at our 2009 Annual General Meeting but has not sought the inclusion of such proposal in our proxy materials, we must receive the proposal on or before June 30, 2009, or our management proxies for the 2009 annual meeting will be entitled to use their discretionary voting authority if the proposal is then raised at the meeting, without any discussion of the matter in our proxy materials, in accordance with Rule 14a-4(c) under the 1934 Act.

Proposals and other notices should be sent to:

Lyndon West, Chief Executive Officer
10000 Memorial Drive, Suite 440
Houston, Texas 77024

The use of certified mail, return receipt requested, is suggested.

OTHER BUSINESS

The Board of Directors is not aware of any matter other than the matters described above to be presented for action at the Meeting. However, if any other proper items of business should come before the Meeting, it is the intention of the individuals named on your proxy card as the proxy holders to vote in accordance with their best judgment on such matters.

By Order of the Board of Directors

By:	/s/ Lyndon West
Lyndon West
Chief Executive Officer
Dated: October 25, 2008 Houston, Texas

Appendix A

REMUNERATION COMMITTEE

TERMS OF REFERENCE

COMMITTEE MEMBERS:

The Committee should ideally comprise 3 independent directors but as a minimum

One Executive Director and
One Independent Directors or
Two Independent Directors

QUORUM:

Minimum of two members or 2/3rds of the Appointed members whichever is the greater number. In the event of a two member quorum a voting majority will only be achieved by a unanimous vote.

MEETINGS:

A minimum of four meetings per annum are held. Ad hoc meetings can be called, as required, at the request of the Chairman of the Company, a Committee member or the Company Chief Executive. These coincide with annual review of Remuneration Policy, bonus program, salary review, new stock option programs recommendation / requests and executive performance reviews.

CHAIRMAN:

The Chairman of the committee will be appointed by the Board of Directors and if possible be an Independent Director.

SECRETARY:

Independent Director

MAIN RESPONSIBILITIES:

The Remuneration Committee is responsible for considering the Company’s Policy on Executive Remuneration and, as required, making recommendations to the Company Board in respect of the remuneration arrangements of the Executive and Independent Directors of the Company.

DETAILED RESPONSIBILITIES:

The detailed responsibilities of the Company Remuneration Committee cover, in particular, the following:

1. Remuneration Policy and Remuneration Arrangements

(a) To determine and develop the Company’s Executive Remuneration Policy;

(b) To make recommendations to the Company Board on the total individual remuneration package of each Executive Director; including, where appropriate, salaries, annual and longer term incentive targets and payments, share options, pension rights, service contracts and compensation payments. In determining such packages and arrangements, the Committee will have regard to relevant market comparisons and practice as well as any other relevant guidance;

(c) To make recommendations to the Company Board on termination payments for Executive

Appendix A-1

(i) Contractual terms on termination, and any payments made, are fair both to the Executive Director and to the Company

(ii) Failure is not rewarded; and

(iii) The duty to mitigate loss is fully recognized.

(d) To consider proposals from the Chairman in respect of the remuneration arrangements of Non-executive Directors of the Company and to make recommendations to the Main Board in this respect;

(e) To approve proposals from the Company Chief Executive in respect of the remuneration arrangements of senior executives below Board level and;

(f) To review all long term incentive arrangements operated in the Company;

2. Reporting and Disclosure

(a) To prepare an Annual Report to Company shareholders or Regulatory Filing which will form part of the Annual Report and Accounts of the Company and will include all relevant information in respect of the Company's Executive Remuneration Policy and full details of each Director's remuneration package; and

(b) To account directly to Company shareholders for decisions of the Company Remuneration Committee through the attendance of the Chairman of the Company Remuneration Committee at the Company’s Annual General Meeting to answer Company shareholders' questions on Directors' remuneration.

3. Share Schemes

(a) To keep under review the Company's employee share schemes in light of legislative and market developments and the overall remuneration policy of the Company;

(b) To decide, on an annual basis, whether grants of options or awards should be made in terms of the Company's employee share schemes; and

(c) To determine, on an annual basis, the staff profit share in terms of any Company’s Profit Sharing Scheme.

Appendix A-2

4. External Advice

(a) To select, appoint and set the terms of reference for any remuneration consultants who advise the Remuneration Committee; and

(b) To obtain internal or external legal or other professional advice on matters within the terms of reference of the Remuneration Committee.

These Terms of Reference were last amended by the Remuneration Committee of Index Oil and Gas, Inc. and Approved by the Board of Directors on 11 March 2008.

Chairman of Remuneration Committee

Signed by Daniel L Murphy
_______________________________
Daniel L Murphy

Appendix A-3

Appendix B

INDEX OIL AND GAS INC.
2008 STOCK INCENTIVE PLAN

ARTICLE I.  ESTABLISHMENT AND PURPOSE

1.1           Establishment.  Index Oil and Gas Inc. (“Index”) hereby establishes the Index Oil and Gas Inc. 2008 Stock Incentive Plan for the benefit of certain key employees, officers, directors and others performing services for Index and its Affiliates, as set forth in this document, as an amendment and restatement of and successor to the Index Oil and Gas Inc. 2006 Incentive Stock Option Plan (the “Prior Plan”).  Grants made pursuant to the Prior Plan shall continue to be governed by the terms of such plan as in effect at the time of the award and the terms of the related grant agreement.

1.2           Purpose.  The purposes of this Plan are to attract and retain highly qualified individuals to perform services for the Company, to further align the interests of those individuals with those of the stockholders of Index, and to more closely link compensation with Company performance.  Index is committed to creating long-term stockholder value.  Index’s compensation philosophy is based on the belief that Index can best create stockholder value if key employees, officers, directors and others performing services for Index and its Affiliates act and are rewarded as business owners.  Index believes that an equity stake through equity compensation programs effectively aligns service provider and stockholder interests by motivating and rewarding performance that will enhance stockholder value.

1.3           Effectiveness and Term.  This Plan shall become effective on the date of its adoption by the Board (the “Effective Date”), provided that the Plan is approved within 12 months following such date by the holders of at least a majority of the shares of Common Stock either (a) present or represented and entitled to vote at an annual or special meeting of the stockholders of Index duly held in accordance with applicable law or (b) by written action in lieu of a meeting in accordance with applicable law.  If the Plan is not so approved by Index’s stockholders, the Plan will terminate and any Awards granted hereunder will be null and void.  Unless terminated earlier by the Board pursuant to Section 14.1, this Plan shall terminate on the day prior to the tenth anniversary of the Effective Date.

ARTICLE II.  DEFINITIONS

2.1 “Affiliate” means any corporation, partnership, limited liability Company, association, trust or other organization which, directly or indirectly, controls, is controlled by, or is under common control with, Index.  For purposes of the preceding sentence, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any entity or organization, shall mean the possession, directly or indirectly, of the power (a) to vote more than 50% of the securities having ordinary voting power for the election of directors of the controlled entity or organization, or (b) to direct or cause the direction of the management and policies of the controlled entity or organization, whether through the ownership of voting securities or by contract or otherwise.

2.2 “Award” means an award granted to a Participant in the form of Options, SARs, Restricted Stock, Restricted Stock Units, Performance Awards, Stock Awards or Other Incentive Awards, whether granted singly or in combination.

2.3 “Award Agreement” means a written agreement between Index and a Participant that sets forth the terms, conditions, restrictions and limitations applicable to an Award.

2.4 “Board” means the Board of Directors of Index.

2.5 “Cash Dividend Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to receive an amount in cash equal to the cash distributions made by Index with respect to a share of Common Stock during the period such Award is outstanding.

2.6 “Cause” means, unless otherwise defined in an Employee Agreement entered into by the Participant, any of the following: (a) a Participant’s conviction of, or plea of nolo contendere to, any felony or to any crime or offense causing substantial harm to the Company or involving acts of theft, fraud, embezzlement, moral turpitude or similar conduct; (b) a Participant’s repeated intoxication by alcohol or drugs during the performance of his duties in a manner that materially and adversely affects the Participant’s performance of such duties; (c) malfeasance in the conduct of the Participant’s duties, including, but not limited to (i) willful and intentional misuse or diversion of funds of the Company, (ii) embezzlement or (iii) fraudulent or willful and material misrepresentations or concealments on any written reports submitted to the Company; (d) a Participant’s material violation of any provision of any employment, nonsolicitation, noncompetition or other agreement with the Company; or (e) a Participant’s material failure to perform the duties of the Participant’s employment or material failure to follow or comply with the reasonable and lawful written directives of the Board or senior officers of Index, in any case under clause (d) or (e) only after the Participant shall have been informed in writing of such material failure and given a period of not more than 30 days to remedy same.

Appendix B-1

2.7 “Change in Control” means the occurrence of a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of Index, as determined in accordance with this definition.  For an event to constitute a  Change in Control that is a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of Index with respect to a Participant, except as otherwise provided in subparagraph (ii)(B) of this definition, Index must be (a) the entity for whom the Participant is providing services at the time of the Change in Control; (b) the entity that is liable for payment in respect of an Award but only if either the payment is attributable to the performance of service by the Participant for the entity or there is a bona fide business purpose for the entity to be liable for the payment and, in either case, no significant purpose of making the entity liable for the payment is the avoidance of Federal income tax; or (c) an entity that is a majority equity holder, meaning an equity holder owning more than 50% of the total fair market value and total voting power, of an entity identified in (a) or (b) or any entity in a chain of entities in which each entity is a majority equity holder of another entity in the chain, ending in an entity identified in (a) or (b).  In determining whether an event is a “change in the ownership,” a “change in the effective control” or a “change in the ownership of a substantial portion of the assets” of Index, the following provisions apply:

(i)           A “change in the ownership” of Index will occur on the date on which any one person, or more than one person acting as a group, acquires ownership of stock of Index that, together with stock held by such person or group, constitutes more than 50% of the total fair market value or total voting power of the stock of Index, as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)(v).  If a person or group is considered either to own more than 50% of the total fair market value or total voting power of the stock of Index, or to have effective control of Index within the meaning of subparagraph (ii) of this definition, and such person or group acquires additional stock of Index, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the ownership” of Index.

(ii)           A “change in the effective control” of Index shall occur on either of the following dates:

(A)           The date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) ownership of stock of Index possessing 50% or more of the total voting power of the stock of Index, as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)(vi).  If a person or group is considered to possess 50% or more of the total voting power of the stock of Index, and such person or group acquires additional stock of Index, the acquisition of additional stock by such person or group shall not be considered to cause a “change in the effective control” of Index; or

(B)           The date on which a majority of the members of the Board is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Board before the date of the appointment or election, as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)(vi).  The event described in the preceding sentence will not constitute a “change in effective control” unless no other corporation is a majority shareholder of Index within the meaning of Code Section 409A.

(iii)           A “change in the ownership of a substantial portion of the assets” of Index shall occur on the date on which any one person, or more than one person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from Index that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of Index immediately before such acquisition or acquisitions, as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)(vii).  A transfer of assets shall not be treated as a “change in the ownership of a substantial portion of the assets” when the transfer is made to an entity that is controlled by the shareholders of Index, as determined in accordance with Treasury Regulation § 1.409A-3(i)(5)(vii)(B).

Appendix B-2

2.8 “Code” means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations.

2.9 “Committee” means the Remuneration Committee of the Board or such other committee of the Board as may be designated by the Board to administer the Plan, which committee shall consist of two or more members of the Board.  To the extent that no Committee exists that has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board.  If possible based on the composition of the Board, during such time as the Common Stock is registered under Section 12 of the Exchange Act, each member of the Committee shall be an Outside Director; provided, however, that with respect to the application of the Plan to Awards made to Outside Directors, the “Committee” shall be the Board.  If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code (to the extent applicable), such noncompliance with such requirements shall not affect the validity of Awards, grants, interpretations or other actions of the Committee.

2.10 “Common Stock” means the common stock of Index, $.001 par value per share, or any stock or other securities hereafter issued or issuable in substitution or exchange for the Common Stock.

2.11 “Company” means Index and any Affiliate.

2.12 “Disability” means (a) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months or (b) if the Company has an accident or health plan covering its employees, the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident or health plan covering employees of the Company; provided, however, that with respect to Options and SARs that are not subject to Code Section 409A, “Disability” shall mean disabled within the meaning of Code Section 22(e)(3).

2.13 “Dividend Unit Right” means a contingent right, granted in tandem with a specific Restricted Stock Unit Award, to have an additional number of Restricted Stock Units credited to a Participant in respect of the Award equal to the number of shares of Common Stock that could be purchased at Fair Market Value with the amount of each cash distribution made by Index with respect to a share of Common Stock during the period such Award is outstanding.

2.14 “Effective Date” means the date this Plan becomes effective as provided in Section 1.3.

2.15 “Employee” means an employee of the Company; provided, however, that the term “Employee” does not include an Outside Director or an individual performing services for the Company who is treated for tax purposes as an independent contractor at the time of performance of services.

2.16 “Employee Agreement” means any agreement between the Company and an Employee containing one or more of the following agreements or covenants by the Employee:  (i) an employment agreement, (ii) an agreement by the Employee to keep confidential certain information, (iii) an agreement or covenant to refrain from competing with the Company, (iv) an agreement or covenant to refrain from soliciting employees or customers of the Company, or (v) an agreement to disclose and assign to the Company certain intellectual property, including without limitation, ideas, inventions, discoveries, processes, designs, methods, substances, articles, computer programs, and improvements.

2.17 “Exchange Act” means the Securities Exchange Act of 1934, as amended.

2.18 “Fair Market Value” means (a) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, the American Stock Exchange and the New York Stock Exchange, the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the date of the determination (or if there was no quoted price for such date, then for the last preceding business day on which there was a quoted price), as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the mean between the high bid and low asked prices for the Common Stock for the date of the determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (c) if the Common Stock is not reported or quoted by any such organization, (i) with respect to Incentive Stock Options, the fair market value of the Common Stock as determined in good faith by the Committee within the meaning of Section 422 of the Code or (ii) with respect to other Awards, fair market value of the Common Stock as determined in good faith by the Committee using a “reasonable application of a reasonable valuation method” within the meaning of Treasury Regulation § 1.409A-1(b)(5)(iv)(B).

Appendix B-3

2.19  “Grant Date” means the date an Award is determined to be effective by the Committee upon the grant of such Award.

2.20 “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422(b) of the Code.

2.21 “Index” means Index Oil and Gas Inc., a Nevada corporation, or any successor thereto.

2.22 “Nonqualified Stock Option” means an Option that is not an Incentive Stock Option.

2.23 “Option” means an option to purchase shares of Common Stock granted to a Participant pursuant to Article VII.  An Option may be either an Incentive Stock Option or a Nonqualified Stock Option, as determined by the Committee.

2.24 “Other Incentive Award” means an incentive award granted to a Participant pursuant to Article XII.

2.25 “Outside Director” means a member of the Board who (a) meets the independence requirements of the principal exchange or quotation system upon which the shares of Common Stock are listed or quoted, (b) qualifies as an “outside director” under Section 162(m) of the Code, (c) qualifies as a “non-employee director” of Index under Rule 16b-3, and (d) satisfies independence criteria under any other applicable laws or regulations relating to the issuance of shares of Common Stock to Employees.

2.26 “Participant” means an Employee, Outside Director or other individual performing services for the Company that has been granted an Award; provided, however, that no Award that may be settled in Common Stock may be issued to a Participant that is not a natural person.

2.27 “Performance Award” means an Award granted to a Participant pursuant to Article XI to receive cash or Common Stock conditioned in whole or in part upon the satisfaction of specified performance criteria.

2.28 “Permitted Transferee” shall have the meaning given such term in Section 15.4.

2.29 “Plan” means the Index Oil and Gas Inc. 2008 Stock Incentive Plan, as in effect from time to time.

2.30 “Prior Plan” means the Index Oil and Gas Inc. 2006 Incentive Stock Option Plan.

2.31 “Restricted Period” means the period established by the Committee with respect to an Award of Restricted Stock or Restricted Stock Units during which the Award remains subject to forfeiture.

2.32 “Restricted Stock” means a share of Common Stock granted to a Participant pursuant to Article IX that is subject to such terms, conditions and restrictions as may be determined by the Committee.

2.33 “Restricted Stock Unit” means a fictional share of Common Stock granted to a Participant pursuant to Article X that is subject to such terms, conditions and restrictions as may be determined by the Committee.

Appendix B-4

2.34 “Rule 16b-3” means Rule 16b-3 promulgated by the SEC under the Exchange Act, or any successor rule or regulation that may be in effect from time to time.

2.35 “SEC” means the United States Securities and Exchange Commission, or any successor agency or organization.

2.36 “Securities Act” means the Securities Act of 1933, as amended.

2.37 “Stock Appreciation Right” or “SAR” means a right granted to a Participant pursuant to Article VIII with respect to a share of Common Stock to receive upon exercise cash, Common Stock or a combination of cash and Common Stock, equal to the appreciation in value of a share of Common Stock.

2.38 “Stock Award”  means an award of common stock pursuant to section 12.1.

ARTICLE III.  PLAN ADMINISTRATION

3.1 Plan Administrator and Discretionary Authority.  The Plan shall be administered by the Committee.  The Committee shall have total and exclusive responsibility to control, operate, manage and administer the Plan in accordance with its terms.  The Committee shall have all the authority that may be necessary or helpful to enable it to discharge its responsibilities with respect to the Plan.  Without limiting the generality of the preceding sentence, the Committee shall have the exclusive right to (a) interpret the Plan and the Award Agreements executed hereunder, (b) decide all questions concerning eligibility for, and the amount of, Awards granted under the Plan, (c) construe any ambiguous provision of the Plan or any Award Agreement, (d) prescribe the form of Award Agreements, (e) correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement, (f) issue administrative guidelines as an aid to administering the Plan and make changes in such guidelines as the Committee from time to time deems proper, (g) make regulations for carrying out the Plan and make changes in such regulations as the Committee from time to time deems proper, (h) determine whether Awards should be granted singly or in combination, (i) to the extent permitted under the Plan, grant waivers of Plan terms, conditions, restrictions and limitations, (j) accelerate the exercise, vesting or payment of an Award when such action or actions would be in the best interests of the Company, (k) provide for the extension of the exercisability of an Option to the extent such extension does not result in a modification of the Option for purposes of Code Section 409A, (l) require Participants to hold a stated number or percentage of shares of Common Stock acquired pursuant to an Award for a stated period, and (m) take any and all other actions the Committee deems necessary or advisable for the proper operation or administration of the Plan.  The Committee shall have authority in its sole discretion with respect to all matters related to the discharge of its responsibilities and the exercise of its authority under the Plan, including without limitation its construction of the terms of the Plan and its determination of eligibility for participation in, and the terms of Awards granted under, the Plan.  The decisions of the Committee and its actions with respect to the Plan shall be final, conclusive and binding on all persons having or claiming to have any right or interest in or under the Plan, including without limitation Participants and their respective Permitted Transferees, estates, beneficiaries and legal representatives.  In the case of an Award intended to be eligible for the performance-based compensation exemption under section 162(m) of the Code, the Committee shall exercise its discretion consistent with qualifying the Award for such exemption.

3.2 Liability; Indemnification.  No member of the Committee, nor any person to whom it has delegated authority, shall be personally liable for any action, interpretation or determination made in good faith with respect to the Plan or Awards granted hereunder, and each member of the Committee (or delegatee of the Committee) shall be fully indemnified and protected by Index with respect to any liability he may incur with respect to any such action, interpretation or determination, to the maximum extent permitted by applicable law.

ARTICLE IV.  SHARES SUBJECT TO THE PLAN

4.1 Available Shares.

(a)           Subject to adjustment as provided in Sections 4.2, the maximum number of shares of Common Stock that shall be available for grant of Awards under the Plan shall be (i) 5,500,000 shares, plus (ii) shares of Common Stock, if any, that, as of the Effective Date, remain available for grants under the Prior Plan, plus (iii) shares of Common Stock subject to outstanding grants under the Prior Plan on the Effective Date, that later expire, are forfeited or otherwise cease to be subject to such grants for any reason other than such grants having been exercised or paid.  If an Award granted under this Plan expires, is forfeited or otherwise ceases to be subject to such Award for any reason other than such Awards having been exercised or paid, the undelivered shares of Common Stock which were subject to the Award shall, unless the Plan shall have been terminated, become available for future Awards under the Plan.

Appendix B-5

(b)           The maximum aggregate number of shares of Common Stock that may be issued pursuant to Incentive Stock Options is 5,500,0001. The maximum number of shares of Common Stock that may be subject to all Awards granted under the Plan to any one Participant each fiscal year is 500,000 shares.  The maximum number of shares of Common Stock that may be subject to Nonqualified Stock Options and SARs granted under the Plan to any one Participant during a fiscal year is 500,000 shares.  The limitations provided in this Section 4.1(b) shall be subject to adjustment as provided in Section 4.2.

(c)           Shares of Common Stock issued pursuant to the Plan may be original issue or treasury shares or a combination of the foregoing, as the Committee, in its sole discretion, shall from time to time determine.  During the term of this Plan, Index will at all times reserve and keep available such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the Plan.  If, after reasonable efforts, which efforts shall not include registration of the Plan or Awards under the Securities Act, Index is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for Index for the lawful issuance of shares under the Plan, Index shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

(d)           Notwithstanding any provision of this Plan to the contrary, the Board or the Committee shall have the right to substitute or assume awards in connection with mergers, reorganizations, separations or other transactions to which Section 424(a) of the Code applies, provided such substitutions or assumptions are permitted by Section 424 of the Code (or, if applicable, Section 409A of the Code) and the regulations promulgated thereunder.

4.2 Adjustments for Recapitalizations and Reorganizations.  Subject to Article XIII, if there is any change in the number or kind of shares of Common Stock outstanding (a) by reason of a stock dividend, spin-off, recapitalization, stock split or combination or exchange of shares, (b) by reason of a merger, reorganization or consolidation, (c) by reason of a reclassification or change in par value or (d) by reason of any other extraordinary or unusual event affecting the outstanding Common Stock as a class without Index’s receipt of consideration, or if the value of outstanding shares of Common Stock is reduced as a result of a spin-off or Index’s payment of an extraordinary cash dividend, or distribution, or dividend or distribution consisting of any assets of Index other than cash, the maximum number and kind of shares of Common Stock available for issuance under the Plan, the maximum number and kind of shares of Common Stock for which any individual may receive Awards in any fiscal year or under the Plan, the number and kind of shares of Common Stock covered by outstanding Awards, and the price per share or the applicable market value or performance target of such Awards will be appropriately adjusted by the Committee to reflect any increase or decrease in the number of, or change in the kind or value of, issued shares of Common Stock to preclude, to the extent practicable, the enlargement or dilution of rights under such Awards; provided, however, that any fractional shares resulting from such adjustment shall be eliminated.  Notwithstanding the provisions of this Section 4.2, (i) the number and kind of shares of Common Stock available for issuance as Incentive Stock Options under the Plan shall be adjusted only in accordance with Sections 422 and 424 of the Code and the regulations thereunder and (ii) outstanding Awards and Award Agreements shall be adjusted in accordance with (A) Sections 422 and 424 of the Code and the regulations thereunder with respect to Incentive Stock Options and (B) Section 409A of the Code and the regulations thereunder with respect to Nonqualified Stock Options and, to the extent applicable, other Awards.

4.3 Adjustments for Awards.  The Committee shall have sole discretion to determine the manner in which shares of Common Stock available for grant of Awards under the Plan are counted.  Without limiting the discretion of the Committee under this Section 4.3, unless otherwise determined by the Committee, the following rules shall apply for the purpose of determining the number of shares of Common Stock available for grant of Awards under the Plan:

Appendix B-6

(a)           Options, Restricted Stock and Stock Awards.  The grant of Options, Restricted Stock or Stock Awards shall reduce the number of shares of Common Stock available for grant of Awards under the Plan by the number of shares of Common Stock subject to such an Award.

(b)           SARs.  The grant of SARs that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon the exercise of SARs, the excess of the number of shares of Common Stock with respect to which the Award is exercised over the number of shares of Common Stock issued upon exercise of the Award shall again be available for grant of Awards under the Plan.  The grant of SARs that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(c)           Restricted Stock Units.  The grant of Restricted Stock Units (including those credited to a Participant in respect of a Dividend Unit Right) that may be paid or settled (i) only in Common Stock or (ii) in either cash or Common Stock shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of shares of Common Stock issued upon its settlement shall again be available for grant of Awards under the Plan.  The grant of Restricted Stock Units that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(d)           Performance Awards and Other Incentive Awards.  The grant of a Performance Award or Other Incentive Award in the form of Common Stock or that may be paid or settled (i) only in Common Stock or (ii) in either Common Stock or cash shall reduce the number of shares available for grant of Awards under the Plan by the number of shares subject to such an Award; provided, however, that upon settlement of the Award, the excess, if any, of the number of shares of Common Stock that had been subject to such Award over the number of shares of Common Stock issued upon its settlement shall again be available for grant of Awards under the Plan.  The grant of a Performance Award or Other Incentive Award that may be paid or settled only for cash shall not affect the number of shares available for grant of Awards under the Plan.

(e)           Cancellation, Forfeiture and Termination.  If any Award referred to in Sections 4.3(a), (b), (c) or (d) (other than an Award that may be paid or settled only for cash) is canceled or forfeited, or terminates, expires or lapses, for any reason, the shares then subject to such Award shall again be available for grant of any Awards under the Plan.

(f)           Payment of Exercise Price and Withholding Taxes.  If shares of Common Stock are used to pay the exercise price of an Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered as payment of such exercise price.  If shares of Common Stock are used to pay withholding taxes payable upon exercise, vesting or payment of an Award, or shares of Common Stock that would be acquired upon exercise, vesting or payment of an Award are withheld to pay withholding taxes payable upon exercise, vesting or payment of such Award, the number of shares available for grant of Awards under the Plan shall be increased by the number of shares delivered or withheld as payment of such withholding taxes.

ARTICLE V.  ELIGIBILITY

The Committee shall select Participants from those Employees, Outside Directors and other individuals or entities providing services to the Company that, in the opinion of the Committee, are in a position to make a significant contribution to the success of the Company.  Once a Participant has been selected for an Award by the Committee, the Committee shall determine the type and size of Award to be granted to the Participant and shall establish in the related Award Agreement the terms, conditions, restrictions and limitations applicable to the Award, in addition to those set forth in the Plan and the administrative guidelines and regulations, if any, established by the Committee.  Notwithstanding the foregoing, Employees, Outside Directors and other individuals or entities that provide services to Affiliates that are not considered a single employer with Index under Code Section 414(b) or Code Section 414(c) shall not be eligible to receive Awards which are subject to Code Section 409A until the Affiliate adopts this Plan as a participating employer in accordance with Section 15.19.

Appendix B-7

ARTICLE VI.  FORM OF AWARDS

6.1           Form of Awards.  Awards may be granted under the Plan, in the Committee’s sole discretion, in the form of Options pursuant to Article VII, SARs pursuant to Article VIII, Restricted Stock pursuant to Article IX, Restricted Stock Units pursuant to Article X, Performance Awards pursuant to Article XI and Stock Awards and Other Incentive Awards pursuant to Article XII, or a combination thereof.  All Awards shall be subject to the terms, conditions, restrictions and limitations of the Plan.  The Committee may, in its sole discretion, subject any Award to such other terms, conditions, restrictions and/or limitations (including without limitation the time and conditions of exercise, vesting or payment of an Award and restrictions on transferability of any shares of Common Stock issued or delivered pursuant to an Award), provided they are not inconsistent with the terms of the Plan.  The Committee may, but is not required to, subject an Award to such conditions as it determines are necessary or appropriate to ensure that an Award constitutes “qualified performance based compensation” within the meaning of Section 162(m) of the Code and the regulations thereunder.  Awards under a particular Article of the Plan need not be uniform, and Awards under more than one Article of the Plan may be combined in a single Award Agreement.  Any combination of Awards may be granted at one time and on more than one occasion to the same Participant.  Subject to compliance with applicable tax law, an Award Agreement may provide that a Participant may elect to defer receipt of income attributable to the exercise or vesting of an Award.

6.2           Loans.  The Committee may, in its sole discretion, approve the extension of a loan by the Company to a Participant who is an Employee to assist the Participant in paying the exercise price or purchase price of an Award; provided, however, that no loan shall be made to any officer of the Company or to any other person if the extension of such loan would violate any provision of applicable law (including, without limitation, the Sarbanes-Oxley Act of 2002).  Any loan will be made upon such terms and conditions as the Committee shall determine.

ARTICLE VII.  OPTIONS

7.1 General.  Awards may be granted in the form of Options that may be Incentive Stock Options or Nonqualified Stock Options, or a combination of both.  Incentive Stock Options may be granted only to employees of Index or a “parent corporation” or a “subsidiary corporation” of Index, as those terms are defined in Sections 424(e) and (f) of the Code, respectively.  Nonqualified Stock Options may be granted only to Employees, Outside Directors or other individuals performing services for Index or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with Index and ending with the corporation or other entity for which the Employee performs services.  For purposes of this Section, “controlling interest” means (a) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation; (b) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (c) in the case of a sole proprietorship, ownership of the sole proprietorship; or (d) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation § 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate.

7.2 Terms and Conditions of Options.  An Option shall be exercisable in whole or in such installments and at such times as may be determined by the Committee, provided that an Option granted to an Employee shall become exercisable over a period of no longer than five years and no less than 20% of the shares covered by such Option shall become exercisable annually.  To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period of exercise stated in the Award Agreement, whether or not other installments are then exercisable.  No portion of an Option shall be exercisable, in whole or in part, prior to one year from the Grant Date unless the Award Agreement provides otherwise.  The price at which a share of Common Stock may be purchased upon exercise of an Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless, with respect to a Nonqualified Stock Option, (a) the Option is granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company which complies with Treasury Regulation § 1.409A-1(b)(5)(v)(D) or (b) the Option is otherwise structured to be exempt from or comply with Section 409A of the Code.  Except as otherwise provided in Section 7.3, the term of each Option shall be as specified by the Committee; provided, however, that no Options shall be exercisable later than 10 years after the Grant Date.  Options may be granted with respect to Restricted Stock or shares of Common Stock that are not Restricted Stock, as determined by the Committee in its sole discretion.

Appendix B-8

7.3 Restrictions Relating to Incentive Stock Options.

(a)           Options granted in the form of Incentive Stock Options shall, in addition to being subject to the terms and conditions of Section 7.2, comply with Section 422(b) of the Code.  To the extent the aggregate Fair Market Value (determined as of the dates the respective Incentive Stock Options are granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of Index and its parent and subsidiary corporations exceeds $100,000, such excess Incentive Stock Options shall be treated as options that do not constitute Incentive Stock Options.  The Committee shall determine, in accordance with the applicable provisions of the Code, which of a Participant’s Incentive Stock Options will not constitute Incentive Stock Options because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.  The price at which a share of Common Stock may be purchased upon exercise of an Incentive Stock Option shall be determined by the Committee, but such exercise price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the Grant Date.  No Incentive Stock Option shall be granted to an Employee under the Plan if, at the time such Option is granted, such Employee owns stock possessing more than 10% of the total combined voting power of all classes of stock of Index or of its parent or subsidiary corporations, within the meaning of Section 422(b)(6) of the Code, unless (i) on the Grant Date of such Option, the exercise price of such Option is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the Grant Date of the Option.

(b)    Each Participant awarded an Incentive Stock Option shall notify Index in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option.  A disqualifying disposition is any disposition (including any sale) of such Common Stock before the later of (i) two years after the Grant Date of the Incentive Stock Option or (ii) one year after the date of exercise of the Incentive Stock Option.

7.4 Exercise of Options.

(a)           Subject to the terms and conditions of the Plan, Options shall be exercised by the delivery of a written notice of exercise to Index, setting forth the number of whole shares of Common Stock with respect to which the Option is to be exercised, accompanied by full payment for such shares.

(b)           Upon exercise of an Option, the exercise price of the Option shall be payable to Index in full either (i) in cash or an equivalent acceptable to the Committee, (ii) in the sole discretion of the Committee and in accordance with any applicable administrative guidelines established by the Committee, (A) by tendering one or more previously acquired nonforfeitable, unrestricted shares of Common Stock having an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (B) by surrendering a sufficient portion of the shares with respect to which the Option is exercised having an aggregate Fair Market Value at the time of exercise equal to the total exercise price or (iii) in a combination of the forms specified in (i) or (ii) of this subsection; provided, however, that payment of the exercise price by means of tendering or surrendering shares of Common Stock shall not be permitted when the same may, in the reasonable opinion of the Committee, cause Index to record a loss or expense as a result thereof.

(c)           During such time as the Common Stock is registered under Section 12 of the Exchange Act, to the extent permissible under applicable law, payment of the exercise price of an Option may also be made, in the absolute discretion of the Committee, by delivery to Index or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin a sufficient portion of the shares with respect to which the Option is exercised and deliver the sale or margin loan proceeds directly to Index to pay the exercise price and any required withholding taxes.

(d)           As soon as reasonably practicable after receipt of written notification of exercise of an Option and full payment of the exercise price and any required withholding taxes, Index shall (i) deliver to the Participant, in the Participant’s name or the name of the Participant’s designee, a stock certificate or certificates in an appropriate aggregate amount based upon the number of shares of Common Stock purchased under the Option or (ii) cause to be issued in the Participant’s name or the name of the Participant’s designee, in book-entry form, an appropriate number of shares of Common Stock based upon the number of shares purchased under the Option.

Appendix B-9

7.5           Termination of Employment or Service.  Each Award Agreement embodying the Award of an Option shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or service with the Company.  Such provisions shall be determined by the Committee in its absolute discretion, need not be uniform among all Options granted under the Plan and may reflect distinctions based on the reasons for termination of employment or service.  In the event a Participant’s Award Agreement embodying the award of an Option does not set forth such termination provisions, the following termination provisions shall apply with respect to such Award:

(a)           Termination For Cause.  If the employment or service of a Participant shall terminate for Cause, each outstanding Option held by the Participant shall automatically terminate as of the date of such termination of employment or service, and the right to exercise the Option shall immediately terminate.

(b)           Termination By Reason of Death or Disability.  In the event of a Participant’s death or Disability while employed by or in the service of Index or an Affiliate, each outstanding Option shall remain outstanding and may be exercised by the person who acquires the Option by will or the laws of descent and distribution, or by the Participant, as the case may be, but only (i) within 18 months following the date of death or 12 months following the date of Disability, as applicable (in each case, if otherwise prior to the date of expiration of the Option), and not thereafter, and (ii) to purchase the number of shares of Common Stock, if any, that could be purchased upon exercise of the Option at the time of death or Disability.

(c)           Termination For Reasons Other Than Cause, Death or Disability.  If a Participant’s employment or service with the Company is terminated voluntarily by the Participant or by action of Index or an Affiliate for reasons other than for Cause, an Option may be exercised, but only (i) within six months after such termination (if otherwise prior to the date of expiration of the Option), and not thereafter, and (ii) to purchase the number of shares of Common Stock, if any, that could be purchased upon exercise of the Option at the date of termination of the Participant’s employment or service.

Notwithstanding the foregoing, except in the case of a Participant’s death, an Option will not be treated as an Incentive Stock Option unless at all times beginning on the Grant Date and ending on the day three months (one year in the case of a Participant who is “disabled” within the meaning of Section 22(e)(3) of the Code) before the date of exercise of the Option, the Participant is an employee of Index or a “parent corporation” or a “subsidiary corporation” of Index, as those terms are defined in Sections 424(e) and (f) of the Code, respectively (or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming an option in a transaction to which Section 424(a) of the Code applies).

ARTICLE VIII.  STOCK APPRECIATION RIGHTS

8.1           General.

(a)
The Committee may grant Awards in the form of SARs in such numbers and at such times as it shall determine.  SARs shall vest and be exercisable in whole or in such installments and at such times as may be determined by the Committee.  The price at which SARs may be exercised shall be determined by the Committee but shall not be less than 100% of the Fair Market Value per share of Common Stock on the Grant Date unless (i) the SARs are granted through the assumption of, or in substitution for, outstanding awards previously granted to individuals who became Employees (or other service providers) as a result of a merger, consolidation, acquisition or other corporate transaction involving the Company which complies with Treasury Regulation § 1.409A-1(b)(5)(v)(D) or (ii) the SARs are otherwise structured to be exempt from or comply with Section 409A of the Code.  The term of each SAR shall be as specified by the Committee; provided, however, that no SAR shall be exercisable later than 10 years after the Grant Date.  At the time of an Award of SARs, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the SARs, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, or otherwise) of a Participant prior to exercise of the SARs, as it determines are necessary or appropriate, provided they are not inconsistent with the Plan.

Appendix B-10

(b)
SARs may be granted only to Employees, Outside Directors or other individuals performing services for Index or a corporation or other type of entity in a chain of corporations or other entities in which each corporation or other entity has a “controlling interest” in another corporation or entity in the chain, starting with Index and ending with the corporation or other entity for which the Employee performs services.  For purposes of this Section, “controlling interest” means (a) in the case of a corporation, ownership of stock possessing at least 50% of total combined voting power of all classes of stock entitled to vote of such corporation or at least 50% of the total value of shares of all classes of stock of such corporation; (b) in the case of a partnership, ownership of at least 50% of the profits interest or capital interest of such partnership; (c) in the case of a sole proprietorship, ownership of the sole proprietorship; or (d) in the case of a trust or estate, ownership of an actuarial interest (as defined in Treasury Regulation § 1.414(c)-2(b)(2)(ii)) of at least 50% of such trust or estate.

8.2           Exercise of SARs.  SARs shall be exercised by the delivery of a written notice of exercise to Index, setting forth the number of whole shares of Common Stock with respect to which the Award is being exercised.  Upon the exercise of SARs, the Participant shall be entitled to receive an amount equal to the excess of the aggregate Fair Market Value of the shares of Common Stock with respect to which the Award is exercised (determined as of the date of such exercise) over the aggregate exercise price of such shares.  Such amount shall be payable to the Participant in cash or in shares of Common Stock, as provided in the Award Agreement.

ARTICLE IX.  RESTRICTED STOCK

9.1           General.  Awards may be granted in the form of Restricted Stock in such numbers and at such times as the Committee shall determine.  The Committee shall impose such terms, conditions and restrictions on Restricted Stock as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which the Restricted Stock may become vested or be forfeited and/or providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award.  A Participant shall not be required to make any payment for Restricted Stock unless required by the Committee pursuant to Section 9.2.

9.2           Purchased Restricted Stock.  The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Restricted Stock.

9.3           Restricted Period.  At the time an Award of Restricted Stock is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock.  Each Award of Restricted Stock may have a different Restricted Period in the sole discretion of the Committee.

9.4           Other Terms and Conditions.  Restricted Stock shall constitute issued and outstanding shares of Common Stock for all corporate purposes.  Restricted Stock awarded to a Participant under the Plan shall be registered in the name of the Participant or, at the option of Index, in the name of a nominee of Index, and shall be issued in book-entry form or represented by a stock certificate.  Subject to the terms and conditions of the Award Agreement, a Participant to whom Restricted Stock has been awarded shall have the right to receive dividends thereon during the Restricted Period, to vote the Restricted Stock and to enjoy all other stockholder rights with respect thereto, except that the Participant may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the Restricted Stock during the Restricted Period.  A breach of the terms and conditions established by the Committee pursuant to the Award of the Restricted Stock may result in a forfeiture of the Restricted Stock.  At the time of an Award of Restricted Stock, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock, including without limitation rules pertaining to the termination of employment or service (by reason of death, permanent and total disability, retirement, cause or otherwise) of a Participant prior to expiration of the Restricted Period.

9.5           Miscellaneous.  Nothing in this Article shall prohibit the exchange of shares of Restricted Stock pursuant to a plan of merger or reorganization for stock or other securities of Index or another corporation that is a party to the reorganization, provided that the stock or securities so received in exchange for shares of Restricted Stock shall, except as provided in Article XIII, become subject to the restrictions applicable to such Restricted Stock.  Any shares of Common Stock received as a result of a stock split or stock dividend with respect to shares of Restricted Stock shall also become subject to the restrictions applicable to such Restricted Stock.

Appendix B-11

ARTICLE X.  RESTRICTED STOCK UNITS

10.1           General.  Awards may be granted in the form of Restricted Stock Units in such numbers and at such times as the Committee shall determine.  The Committee shall impose such terms, conditions and restrictions on Restricted Stock Units as it may deem advisable, including without limitation prescribing the period over which and the conditions upon which a Restricted Stock Unit may become vested or be forfeited and/or providing for vesting upon the achievement of specified performance goals pursuant to a Performance Award.  Upon the lapse of restrictions with respect to each Restricted Stock Unit, the Participant shall be entitled to receive one share of Common Stock or an amount of cash equal to the Fair Market Value of one share of Common Stock, as provided in the Award Agreement.  A Participant shall not be required to make any payment for Restricted Stock Units.

10.2           Restricted Period.  At the time an Award of Restricted Stock Units is granted, the Committee shall establish a Restricted Period applicable to such Restricted Stock Units.  Each Award of Restricted Stock Units may have a different Restricted Period in the sole discretion of the Committee.

10.3           Cash Dividend Rights and Dividend Unit Rights.  To the extent provided by the Committee in its sole discretion, a grant of Restricted Stock Units may include a tandem Cash Dividend Right or Dividend Unit Right grant.  A grant of Cash Dividend Rights may provide that such Cash Dividend Rights shall be paid directly to the Participant at the time of payment of related dividend, be credited to a bookkeeping account subject to the same vesting and payment provisions as the tandem Award (with or without interest in the sole discretion of the Committee), or be subject to such other provisions or restrictions as determined by the Committee in its sole discretion.  A grant of Dividend Unit Rights may provide that such Dividend Unit Rights shall be subject to the same vesting and payment provisions as the tandem Award or be subject to such other provisions and restrictions as determined by the Committee in its sole discretion.

10.4           Other Terms and Conditions.  At the time of an Award of Restricted Stock Units, the Committee may, in its sole discretion, prescribe additional terms, conditions, restrictions and limitations applicable to the Restricted Stock Units, including without limitation rules pertaining to the termination of employment or service (by reason of death, total and permanent disability, retirement, Cause or otherwise) of a Participant prior to expiration of the Restricted Period.

ARTICLE XI.  PERFORMANCE AWARDS

11.1           General.  Awards may be granted in the form of Performance Awards that may be payable in the form of cash, shares of Common Stock or a combination of both, in such amounts and at such times as the Committee shall determine.  Performance Awards shall be conditioned upon the level of achievement of one or more stated performance goals over a specified performance period that shall not be shorter than one year.  Performance Awards may be combined with other Awards to impose performance criteria as part of the terms of such other Awards.

11.2           Terms and Conditions.  Each Award Agreement embodying a Performance Award shall set forth (a) the amount, including a target and maximum amount if applicable, a Participant may earn in the form of cash or shares of Common Stock or a formula for determining such amount, (b) the performance criteria and level of achievement versus such criteria that shall determine the amount payable or number of shares of Common Stock to be granted, issued, retained and/or vested, (c) the performance period over which performance is to be measured, (d) the timing of any payments to be made, (e) restrictions on the transferability of the Award and (f) such other terms and conditions as the Committee may determine that are not inconsistent with the Plan.

11.3           Code Section 162(m) Requirements.  From and after the date on which remuneration paid (or Awards granted) pursuant to the Plan becomes subject to the deduction limitation of Section 162(m) of the Code, the Committee shall determine in its sole discretion whether all or any portion of a Performance Award shall be intended to satisfy the requirements for “performance-based compensation” under Section 162(m) of the Code (the “162(m) Requirements”).  The performance criteria for any Performance Award that is intended to satisfy the 162(m) Requirements shall be established in writing by the Committee based on one or more performance goals as set forth in Section 11.4 not later than 90 days after commencement of the performance period with respect to such Award, provided that the outcome of the performance in respect of the goals remains substantially uncertain as of such time.  The maximum amount that may be paid in cash pursuant to Performance Awards granted to a Participant with respect to an Index’s fiscal year that are intended to satisfy the 162(m) Requirements is $1,000,000; provided, however, that such maximum amount with respect to a Performance Award that provides for a performance period longer than one fiscal year shall be the foregoing limit multiplied by the number of full fiscal years in the performance period.  At the time of the grant of a Performance Award and to the extent permitted under Code Section 162(m) and regulations thereunder for a Performance Award intended to satisfy the 162(m) Requirements, the Committee may provide for the manner in which the performance goals will be measured in light of specified corporate transactions, extraordinary events, accounting changes and other similar occurrences.

Appendix B-12

11.4           Performance Goals. The performance measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed or with respect to which the Participant performs services, and may consist of one or more or any combination of the following criteria:  (a) earnings or earnings per share (whether on a pre-tax, after-tax, operational or other basis), (b) return on equity, (c) return on assets or net assets, (d) return on capital or invested capital and other related financial measures, (e) cash flow or EBITDA or EBITDAX, (f) revenues, (g) income or operating income, (h) expenses or costs or expense levels or cost levels (absolute or per unit), (i) one or more operating ratios, (j) stock price, (k) total stockholder return, (l) operating profit, (m) profit margin, (n) capital expenditures, (o) net borrowing, debt leverage levels, credit quality or debt ratings, (p) the accomplishment of mergers, acquisitions, dispositions, public offerings, move to a senior market or similar extraordinary business transactions, (q) net asset value per share, (r) economic value added, (s) individual business objectives, (t) growth in production, (u) growth in reserves, (v) reserve replacement ratio and/or (w) finding and development cost per unit.  The performance goals based on these performance measures may be made relative to the performance of other business entities.

11.5           Certification and Negative Discretion.  Prior to the payment of any compensation pursuant to a Performance Award that is intended to satisfy the 162(m) Requirements, the Committee shall certify the extent to which the performance goals and other material terms of the Award have been achieved or satisfied.  The Committee in its sole discretion shall have the authority to reduce, but not to increase, the amount payable and the number of shares to be granted, issued, retained or vested pursuant to a Performance Award.

ARTICLE XII.  STOCK AWARDS AND OTHER INCENTIVE AWARDS

12.1           Stock Awards.  Stock Awards may be granted to Participants upon such terms and conditions as the Committee may determine.  Shares of Common Stock issued pursuant to Stock Awards may be issued for cash consideration or for no cash consideration.  The Committee shall determine the number of shares of Common Stock to be issued pursuant to a Stock Award.  The Committee may in its sole discretion require a Participant to pay a stipulated purchase price for each share of Common Stock covered by a Stock Award.

12.2           Other Incentive Awards.  Other Incentive Awards may be granted in such amounts, upon such terms and at such times as the Committee shall determine.  Other Incentive Awards may be granted based upon, payable in or otherwise related to, in whole or in part, shares of Common Stock if the Committee, in its sole discretion, determines that such Other Incentive Awards are consistent with the purposes of the Plan.  Each grant of an Other Incentive Award shall be evidenced by an Award Agreement that shall specify the amount of the Other Incentive Award and the terms, conditions, restrictions and limitations applicable to such Award.  Payment of Other Incentive Awards shall be made at such times and in such form, which may be cash, shares of Common Stock or other property (or a combination thereof), as established by the Committee, subject to the terms of the Plan.

ARTICLE XIII.  CHANGE OF CONTROL

13.1           Vesting of Awards.  Except as provided otherwise in an Award Agreement at the time an Award is granted, notwithstanding any provision of this Plan to the contrary, in the event of a Change in Control, any time periods, conditions or contingencies relating to the exercise or realization of, or lapse of restrictions under, an Award granted hereunder shall be accelerated or waived (assuming with respect to any Performance Awards, all performance criteria and other conditions are achieved or fulfilled to the maximum extent possible) so that:

(a)           if no exercise of the Award is required, the Award may be realized in full at the time of the occurrence of the Change in Control (the “Change Effective Time”), or

(b)           if exercise of the Award is required, the Award may be exercised in full as of the Change Effective Time.

Appendix B-13

13.2           Assumption of Awards.  Upon a Change in Control where Index is not the surviving entity (or survives only as a subsidiary of another entity), unless the Committee determines otherwise, all outstanding Options that are not exercised at or before the Change Effective Time will be assumed by or replaced with comparable options or rights in the surviving entity (or a parent of the surviving entity) in accordance with Section 424 or Section 409A of the Code and the Treasury Regulations and other guidance thereunder, as applicable, and other outstanding Awards will be converted into similar awards of the surviving entity (or a parent of the surviving entity).

13.3           Cancellation of Awards.  Notwithstanding the foregoing, in the event of a Change in Control of Index, then the Committee, in its discretion, may, no later than the Change Effective Time, require any Participant holding an Award to surrender such Award in exchange for (a) with respect to each share of Common Stock subject to an Option or SAR (whether or not vested), payment by the Company (or a successor), in cash, of an amount equivalent to the excess of the value of the consideration received for each share of Common Stock by holders of Common Stock in connection with such Change in Control (the “Change in Control Consideration”) over the exercise price or grant price per share, (b) with respect to each share of Common Stock subject to an Award of Restricted Stock Units or Other Incentive Awards, and related Cash Dividend Rights and Dividend Unit Rights (if applicable), payment by the Company (or a successor), in cash, of an amount equivalent to the value of any such Cash Dividend Rights and Dividend Unit Rights plus the value of the Change in Control Consideration for each share covered by the Award, assuming all restrictions or limitations (including risks of forfeiture) have lapsed and (c) with respect to a Performance Award, payment by the Company (or a successor), in cash, of an amount equivalent to the value of such Award, as determined by the Committee, taking into account, to the extent applicable, the Change in Control Consideration, and assuming all performance criteria and other conditions to payment of such Awards are achieved or fulfilled to the maximum extent possible.  Payments made upon a Change in Control pursuant to this Section shall be made no later than the Change Effective Time.

ARTICLE XIV.  AMENDMENT AND TERMINATION

14.1           Plan Amendment and Termination.  The Board may at any time suspend, terminate, amend or modify the Plan, in whole or in part; provided, however, that no amendment or modification of the Plan shall become effective without the approval of such amendment or modification by the holders of at least a majority of the shares of Common Stock if (a) such amendment or modification increases the maximum number of shares subject to the Plan (except as provided in Article IV) or changes the designation or class of persons eligible to receive Awards under the Plan or (b) counsel for Index determines that such approval is otherwise required by or necessary to comply with applicable law or the listing requirements of an exchange or association on which the Common Stock is then listed or quoted.  An amendment to the Plan generally will not require stockholder approval if it curtails rather than expands the scope of the Plan, nor if it is made to conform the Plan to statutory or regulatory requirements, such as, without limitation, Code Section 409A, or regulations issued thereunder.  Upon termination of the Plan, the terms and provisions of the Plan shall, notwithstanding such termination, continue to apply to Awards granted prior to such termination.  Except as otherwise provided herein, no suspension, termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the consent of the Participant (or the Permitted Transferee) holding such Award.  Notwithstanding the foregoing, Index may amend any Award Agreement to be exempt from Code Section 409A or to comply with the requirements of Code Section 409A or to modify any provision that causes an Award that is intended to be classified as an “equity instrument” under FAS 123R to be classified as a liability on Index’s financial statements.

14.2           Award Amendment and Cancellation.  The Committee may amend the terms of any outstanding Award granted pursuant to the Plan, but except as otherwise provided herein, no such amendment shall adversely affect in any material way the Participant’s (or a Permitted Transferee’s) rights under an outstanding Award without the consent of the Participant (or the Permitted Transferee) holding such Award.  Unless an Award Agreement specifies otherwise, the Committee may cancel any unexpired, unpaid or deferred Stock Award or Restricted Stock Award at any time if the Participant is not in compliance with all applicable provisions of the Plan, the Award Agreement, any Employee Agreement, and the following conditions:

(a)           The Participant shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the chief executive officer of the Company or other senior officer designated by the Committee, is or becomes competitive with the Company, or which organization or business, or the rendering of services to such organization or business, is or becomes otherwise prejudicial to or in conflict with the interests of the Company. For Participants whose employment has terminated, the judgment of the chief executive officer shall be based on the Participant’s position and responsibilities while employed by the Company, the Participant’s post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company’s customers, suppliers and competitors and such other considerations as are deemed relevant given the applicable facts and circumstances.  A Participant who has retired shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the Participant or a greater than 10% equity interest in the organization or business.

Appendix B-14

(b)           A Participant shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company’s business, any confidential information or material, as defined in the Company’s Proprietary Information and Invention Agreement or similar agreement regarding confidential information and intellectual property, relating to the business of the Company, acquired by the Participant either during or after employment with the Company.

(c)           A Participant, pursuant to the Company’s Proprietary Information and Invention Agreement or similar Agreement or Policy, shall disclose promptly and assign to the Company all right, title and interest in any invention or idea, patentable or not, made or conceived by the Participant during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

(d)           Upon exercise, payment or delivery pursuant to any Award, the Participant shall certify on a form acceptable to the Committee that he or she is in compliance with the terms and conditions of the Plan and any other Employee Agreement.  Failure to comply with all of the provisions of this Section 14.2 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause such exercise, payment or delivery to be rescinded. Index shall notify the Participant in writing of any such rescission within two years after such exercise, payment or delivery.  Within 10 days after receiving such a notice from Index, the Participant shall pay to Index the amount of any gain realized or payment received as a result of the rescinded exercise, payment or delivery pursuant to an Award. Such payment shall be made either in cash or by returning to Index the number of shares of Common Stock that the Participant received in connection with the rescinded exercise, payment or delivery.

ARTICLE XV.  MISCELLANEOUS

15.1           Award Agreements.  After the Committee grants an Award under the Plan to a Participant, Index and the Participant shall enter into an Award Agreement setting forth the terms, conditions, restrictions and limitations applicable to the Award and such other matters as the Committee may determine to be appropriate.  The Committee may permit or require a Participant to defer receipt of the payment of cash or the delivery of shares of Common Stock that would otherwise be due to the Participant in connection with any Award; provided, however, that any permitted deferrals shall be structured to meet the requirements of Section 409A of the Code and regulations thereunder.  Awards that are not paid currently shall be recorded as payable on Index’s records for the Plan.  The terms and provisions of the respective Award Agreements need not be identical.  All Award Agreements shall be subject to the provisions of the Plan, and in the event of any conflict between an Award Agreement and the Plan, the terms of the Plan shall govern.  All Awards under the Plan are intended to be structured in a manner that will either comply with or be exempt from Section 409A of the Code.

15.2           Listing; Suspension.

(a)           If and as long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issuance of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. Index shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option or other Award with respect to such shares shall be suspended until such listing has been effected.

Appendix B-15

(b)           If at any time counsel to Index or its Affiliates shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on Index or its Affiliates under the laws of any applicable jurisdiction, Index or its Affiliates shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act, or otherwise, with respect to shares of Common Stock or Awards, and the right to exercise any Option or other Award shall be suspended until, in the opinion of such counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on Index or its Affiliates.

(c)           Upon termination of any period of suspension under this Section, any Award affected by such suspension that shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares that would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Award unless otherwise determined by the Committee in its sole discretion.

15.3           Additional Conditions.  Notwithstanding anything in the Plan to the contrary (a) the Committee may, if it shall determine it necessary or desirable in its sole discretion, at the time of grant of any Award or the issuance of any shares of Common Stock pursuant to any Award, require the recipient of the Award or such shares of Common Stock, as a condition to the receipt thereof, to deliver to Index a written representation of present intention to acquire the Award or such shares of Common Stock for his own account for investment and not for distribution, (b) the certificate for shares of Common Stock issued to a Participant may include any legend that the Committee deems appropriate to reflect any restrictions on transfer and (c) all certificates for shares of Common Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange or association upon which the Common Stock is then listed or quoted, any applicable federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

15.4           Transferability.

(a)           All Awards granted to a Participant shall be exercisable during his lifetime only by such Participant, or if applicable, a Permitted Transferee as provided in subsection (c) of this Section; provided, however, that in the event of a Participant’s legal incapacity, an Award may be exercised by his guardian or legal representative.  When a Participant dies, the personal representative, beneficiary, or other person entitled to succeed to the rights of the Participant may acquire the rights under an Award.  Any such successor must furnish proof satisfactory to Index of the successor’s entitlement to receive the rights under an Award under the Participant’s will or under the applicable laws of descent and distribution.

(b)           Except as otherwise provided in this Section, no Award shall be subject to execution, attachment or similar process, and no Award may be sold, transferred, pledged, exchanged, hypothecated or otherwise disposed of, other than by will or pursuant to the applicable laws of descent and distribution.  Any attempted sale, transfer, pledge, exchange, hypothecation or other disposition of an Award not specifically permitted by the Plan or the Award Agreement shall be null and void and without effect.

(c)           If provided in the Award Agreement, Nonqualified Stock Options may be transferred by a Participant to a Permitted Transferee.  For purposes of the Plan, “Permitted Transferee” means (i) a member of a Participant’s immediate family, (ii) trusts in which a person listed in (i) above has more than 50% of the beneficial interest, (iii) a foundation in which the Participant or a person listed in (i) above controls the management of assets, (iv) any other entity in which the Participant or a person listed in (i) above owns more than 50% of the voting interests, provided that in the case of the preceding clauses (i) through (iv), no consideration is provided for the transfer and (v) any transferee permitted under applicable securities and tax laws as determined by counsel to Index.  In determining whether a person is a “Permitted Transferee,” immediate family members shall include a Participant’s child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationships.

Appendix B-16

(d)           Incident to a Participant’s divorce, the Participant may request that Index agree to observe the terms of a domestic relations order which may or may not be part of a qualified domestic relations order (as defined in Code Section 414(p)) with respect to all or a part of one or more Awards made to the Participant under the Plan.  Index’s decision regarding such a request shall be made by the Committee, in its sole and absolute discretion, based upon the best interests of Index.  The Committee’s decision need not be uniform among Participants.  As a condition of participation, a Participant agrees to hold Index harmless from any claim that may arise out of Index’s observance of the terms of any such domestic relations order.

15.5           Withholding Taxes.  The Company shall be entitled to deduct from any payment made under the Plan, regardless of the form of such payment, the amount of all applicable income and employment taxes required by law to be withheld with respect to such payment, may require the Participant to pay to the Company such withholding taxes prior to and as a condition of the making of any payment or the issuance or delivery of any shares of Common Stock under the Plan, and shall be entitled to deduct from any other compensation payable to the Participant any withholding obligations with respect to Awards.  In accordance with any applicable administrative guidelines it establishes, the Committee may allow a Participant to pay the amount of taxes required by law to be withheld from or with respect to an Award by (a) withholding shares of Common Stock from any payment of Common Stock due as a result of such Award, or (b) permitting the Participant to deliver to the Company previously acquired shares of Common Stock, in each case having an aggregate Fair Market Value equal to the amount of such required withholding taxes.  No payment shall be made and no shares of Common Stock shall be issued pursuant to any Award unless and until the applicable tax withholding obligations have been satisfied.

15.6           No Fractional Shares.  No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award granted hereunder, provided that the Committee in its sole discretion may round fractional shares down to the nearest whole share or settle fractional shares in cash.

15.7           Notices.  All notices required or permitted to be given or made under the Plan or pursuant to any Award Agreement (unless provided otherwise in such Award Agreement) shall be in writing and shall be deemed to have been duly given or made if (a) delivered personally, (b) transmitted by first class registered or certified United States mail, postage prepaid, return receipt requested, (c) sent by prepaid overnight courier service or (d) sent by telecopy or facsimile transmission, with confirmation receipt, to the person who is to receive it at the address that such person has theretofore specified by written notice delivered in accordance herewith.  Such notices shall be effective (a) if delivered personally or sent by courier service, upon actual receipt by the intended recipient, (b) if mailed, upon the earlier of five days after deposit in the mail or the date of delivery as shown by the return receipt therefore or (c) if sent by telecopy or facsimile transmission, when the answer back is received.  Index or a Participant may change, at any time and from time to time, by written notice to the other, the address that it or such Participant had theretofore specified for receiving notices.  Until such address is changed in accordance herewith, notices hereunder or under an Award Agreement shall be delivered or sent (a) to a Participant at his address as set forth in the records of the Company or (b) to Index at the principal executive offices of Index clearly marked “Attention:  Chief Executive Officer.”

15.8           Compliance with Law and Stock Exchange or Association Requirements.  It is the intent of Index that Options designated Incentive Stock Options comply with the applicable provisions of Section 422 of the Code, and that Awards intended to constitute “qualified performance-based awards” comply with the applicable provisions of Section 162(m) of the Code and that any deferral of the receipt of the payment of cash or the delivery of shares of Common Stock that the Committee may permit or require, and all Awards either be exempt from Code Section 409A or, if not exempt, comply with the requirements of Section 409A of the Code. To the extent that any legal requirement of Section 16 of the Exchange Act or Sections 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under Section 16 of the Exchange Act or Sections 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply.  Any provision of this Plan to the contrary notwithstanding, the Committee may revoke any Award if it is contrary to law, governmental regulation or stock exchange or association requirements or modify an Award to bring it into compliance with any government regulation or stock exchange or association requirements.  The Committee may agree to limit its authority under this Section.

15.9           Binding Effect.  The obligations of Index under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of Index, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of Index.  The terms and conditions of the Plan shall be binding upon each Participant and his Permitted Transferees, heirs, legatees, distributees and legal representatives.

Appendix B-17

15.10                      Severability.  If any provision of the Plan or any Award Agreement is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of the Plan or such agreement, as the case may be, but such provision shall be fully severable and the Plan or such agreement, as the case may be, shall be construed and enforced as if the illegal or invalid provision had never been included herein or therein.

15.11                      No Restriction of Corporate Action.  Nothing contained in the Plan shall be construed to prevent Index or any Affiliate from taking any corporate action (including any corporate action to suspend, terminate, amend or modify the Plan) that is deemed by Index or such Affiliate to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Awards made or to be made under the Plan.  No Participant or other person shall have any claim against Index or any Affiliate as a result of such action.

15.12                      Governing Law.  The Plan shall be governed by and construed in accordance with the internal laws (and not the principles relating to conflicts of laws) of the State of Nevada except as superseded by applicable federal law.

15.13                      No Right, Title or Interest in Company Assets.  No Participant shall have any rights as a stockholder of Index as a result of participation in the Plan until the date of issuance of Common Stock in his name and, in the case of Restricted Stock, unless and until such rights are granted to the Participant pursuant to the Plan.  To the extent any person acquires a right to receive payments from the Company under the Plan, such rights shall be no greater than the rights of an unsecured general creditor of the Company, and such person shall not have any rights in or against any specific assets of the Company.  All Awards shall be unfunded.

15.14                      Risk of Participation.  Nothing contained in the Plan shall be construed either as a guarantee by Index or its Affiliates, or their respective stockholders, directors, officers or employees, of the value of any assets of the Plan or as an agreement by Index or its Affiliates, or their respective stockholders, directors, officers or employees, to indemnify anyone for any losses, damages, costs or expenses resulting from participation in the Plan.

15.15                      No Guarantee of Tax Consequences.  No person connected with the Plan in any capacity, including without limitation Index and the Affiliates and their respective directors, officers, agents and employees, makes any representation, commitment or guarantee that any tax treatment, including without limitation federal, state and local income, estate and gift tax treatment, will be applicable with respect to any Awards or payments thereunder made to or for the benefit of a Participant under the Plan or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

15.16                      Continued Employment or Service.  Nothing contained in the Plan or in any Award Agreement shall confer upon any Participant the right to continue in the employ or service of the Company, or interfere in any way with the rights of the Company to terminate a Participant’s employment or service at any time, with or without cause.  The loss of existing or potential profit in Awards will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of Index or an Affiliate to the Participant.

15.17                      Miscellaneous.  Headings are given to the articles and sections of the Plan solely as a convenience to facilitate reference.  Such headings shall not be deemed in any way material or relevant to the construction of the Plan or any provisions hereof.  The use of the masculine gender shall also include within its meaning the feminine.  Wherever the context of the Plan dictates, the use of the singular shall also include within its meaning the plural, and vice versa.

15.18                      Participating Affiliates.  With the consent of the Committee, any Affiliate that is not considered a single employer with Index under Code Section 414(b) or Code Section 414(c) may adopt the Plan for the benefit of its Employees by written instrument delivered to the Committee before the grant to the Affiliate’s Employees under the Plan of any Award subject to Code Section 409A.

1 As discussed, this number will be the same as the number entered in Section 4.1(a)(i).

Appendix B-18

IN WITNESS WHEREOF, this Plan has been executed as of October 7, 2008.

INDEX OIL AND GAS INC.

By:	/s/ Signed by Lyndon West
Name: Lyndon West
Title: President

Appendix B-19

Index Oil and Gas Inc.

VOTE BY INTERNET OR TELEPHONE QUICK *** EASY *** IMMEDIATE

As a stockholder of Index Oil and Gas Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Standard time, on December 8, 2008.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
PROXY

		FOR all Nominees listed Below	WITHHOLD AUTHORITY for all nominees listed below	*EXCEPT For all Nominees (see instructions below)	Please mark your votes like this			☒

						FOR	AGAINST	ABSTAIN
1.	Elect the proposed Directors to the Board of the Company	☐	☐	☐	2. Ratify the appointment of RBSM LLP as auditors of the Company for the fiscal year ending March 31, 2009	☐	☐	☐

						FOR	AGAINST	ABSTAIN
NOMINEES: (01) Daniel L Murphy, (02) Lyndon West, (03) Andrew Boetius, and (04) David Jenkins					3. Approve the adoption of the 2008 Stock Incentive Plan	☐	☐	☐

*INSTRUCTION: To withhold authority to vote for any individual nominee, mark “EXCEPT For all” and write the name of such individual for whom you wish your vote to be withheld below:
The shares represented by this proxy will be voted as directed by the stockholder, but if no instructions are specified, this proxy will be voted for proposals (1), (2), and (3). If any other business is presented at the Meeting, this proxy will be voted by those named in this proxy in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Meeting.

The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of the Notice of Annual General Meeting and accompanying Proxy Statement relating to the Meeting.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" IN SUPPORT OF EACH OF THE LISTED PROPOSALS.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

Signature	Signature	Date__________________, 2008
NOTE: PLEASE MARK, DATE AND SIGN AS YOUR NAME(S) APPEAR(S) HEREON AND RETURN IN THE ENCLOSED ENVELOPE. IF ACTING AS AN EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS, ETC., YOU SHOULD SO INDICATE WHEN SIGNING. IF THE SIGNER IS CORPORATION, PLEASE SIGN THE FULL CORPORATE NAME, BY DULY AUTHORIZED OFFICER. IF SHARES ARE HELD JOINTLY, EACH SHAREHOLDER SHOULD SIGN.

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. IF A QUORUM IS NOT REACHED, THE COMPANY WILL HAVE THE ADDED EXPENSE OF RE-ISSUING THESE PROXY MATERIALS. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON.

THANK YOU FOR ACTING PROMPTLY

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

PROXY

INDEX OIL AND GAS INC.
ANNUAL GENERAL MEETING OF STOCKHOLDERS - TO BE HELD

December 9, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby appoints LYNDON WEST and DANIEL MURPPHY and each of them, with full power of substitution in each, as proxies for the undersigned, to represent the undersigned and to vote all the shares of Common Stock of the Company which the undersigned would be entitled to vote, as fully as the undersigned could vote and act if personally present, at the Annual General Meeting of Stockholders (the "Meeting") to be held on December 9, 2008, at 10:00 am, Central Standard time, at Houston Marriot (West Loop by the Galleria) 1750 West Loop South, Houston, Texas 77027, or at any adjournments or postponements thereof.

Should the undersigned be present and elect to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

(Continued, and to be marked, dated and signed, on the other side)